UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-04612

Name of Fund:	BlackRock EuroFund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock EuroFund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2021

Date of reporting period: 06/30/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JUNE 30, 2021

2021 Annual Report

BlackRock Advantage Global Fund, Inc.

BlackRock EuroFund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of June 30, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, recovering much of the output lost at the beginning of the pandemic.

Equity prices rose with the broader economy, as investors became increasingly optimistic about the economic outlook. Stocks rose through the summer of 2020, fed by strong fiscal and monetary support and positive economic indicators. The implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to substantial returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. Late in the period the Fed elaborated on their expected timeline, raising the likelihood of slower bond purchasing and the possibility of higher rates in 2023.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. While we expect inflation to increase somewhat as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-caps and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term on credit, but inflation-protected U.S. Treasuries, Asian fixed income, and Chinese government bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	15.25%	40.79%

U.S. small cap equities (Russell 2000® Index)	17.54	62.03

International equities (MSCI Europe, Australasia, Far East Index)	8.83	32.35

Emerging market equities (MSCI Emerging Markets Index)	7.45	40.90

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.09

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(4.10)	(5.89)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.60)	(0.33)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.24	4.20

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.61	15.34

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of June 30, 2021	BlackRock Advantage Global Fund, Inc.

Investment Objective

BlackRock Advantage Global Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended June 30, 2021, the Fund underperformed its benchmark, the MSCI All Country World Index.

What factors influenced performance?

The Fund delivered mixed performance against the market rotations during the period. Initially, markets benefited from early stages of reopening as COVID-19 induced lockdowns eased. However, stronger-than-expected efficacy data from vaccine developers in November 2020 provided an accelerated recovery. This prompted a sharp rotation toward cyclical styles, at the expense of momentum, as investors brought forward expectations for an economic rebound. This became the dominant theme into the second half of the 12-month period as vaccine rollouts supported an ebullient market tone. However, stronger inflationary data in June 2021 prompted a surprisingly hawkish response from the Fed. This led to another rotation as the reflationary theme retreated with several 2020 secular growth themes regaining market leadership.

This market backdrop adversely impacted Fund performance with losses isolated to the inflection points in the fourth quarter of 2020 and second quarter of 2021. October 2020 proved challenging, as investor focus shifted away from company fundamentals. The combination of the pending U.S. presidential election, rising COVID cases in Europe and questions around further fiscal stimulus led to profit taking. This accelerated in November 2020 with trend-based sentiment measures under significant pressure as the market rotated away from momentum styles. Several stock selection insights that drove gains in the aftermath of the COVID lockdowns, such as identifying work from home, e-commerce and COVID-related sentiment measures, all struggled amid the rotation toward pro-cyclical, pro-risk exposures.

Fund performance improved until the end of the period as the portfolio successfully captured the reflationary environment. However, those insights struggled following the Fed’s mid-June policy pivot given the rotation back toward 2020 secular growth stories. At this time, the combination of macro thematic regime timing and fundamental valuation-based insights weighed on Fund performance having motivated a pro-reflation/recovery posture in the portfolio, which ran against shifting investor preferences.

Additionally, a few broader performance themes persisted during the period. First, given the volatility around style rotations, macro insights that look to dynamically time style exposures struggled. Second, insights that prefer lower-risk securities steadily lagged as markets were strongly higher throughout the period, despite the style rotations. Finally, measures related to environmental, social and governance factors struggled as early gains across environmental transition insights ran against the strong reflationary theme, which dominated markets for most of the period since November 2020.

While market inflection points proved challenging, stock selection measures generated gains after the rotations, partially offsetting Fund losses. Notably, this was reflected in performance strength early in the period as well as the beginning of 2021. Sentiment measures proved resilient in correctly capturing the evolving market landscape. Insights identifying trends across fundamentals as well as sentiment from executive and sell side analysts were broadly additive. Additionally, several reopening-focused insights provided gains despite the shift in June 2021. Capturing vaccine rollout trends across geographies to identify economic activity was one of the best performers. Similarly, looking at measures of mobility performed well as economies benefited from a strong rebound in 2021. Elsewhere, insights leveraging transaction data from consumers in China successfully captured economic recovery with positions across European luxury goods. Finally, stock selection within emerging markets was relatively strong overall, highlighted by gains across industrials and technology stocks within Taiwan as the region benefited from an early economic recovery.

Describe recent portfolio activity.

The Fund maintained a balanced allocation of risk across all major return drivers over the period. There were, however, several new signals added within the stock selection group of insights. These included a new insight that looks to capture companies within Europe likely to benefit from fiscal measures supporting sustainable businesses. Additionally, given the dynamism of the current environment, the Fund has instituted enhanced signal constructs to best identify emerging trends, such as sentiment around vaccine deployment and news as well as sensitivity to a reflationary environment.

Describe portfolio positioning at period end.

The Fund was positioned essentially neutrally from a geographic and sector perspective at period end. The Fund had slightly overweight allocations to the consumer discretionary and information technology sectors and slight underweights to consumer staples and utilities. In country and regional terms, the Fund had slight overweight positions to North America (United States and Canada) as well as Sweden, and slight underweights across Asia, specifically Japan and China.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of June 30, 2021 (continued)	BlackRock Advantage Global Fund, Inc.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge..
(b)

The Fund primarily intends to invest in equity securities or other financial instruments that are components of, or have characteristics similar to, the securities included in the MSCI All CountryWorld Index. The Fund’s returns prior to October 26, 2017, are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Global SmallCap Fund, Inc.”

(c)	MSCI All Country World Index comprises large and mid-capitalization developed and emerging market equities.

Performance Summary for the Period Ended June 30, 2021

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	11.99%	38.23%	N/A	14.34%	N/A	9.65%	N/A
Investor A	11.88	37.91	30.67%	14.01	12.79%	9.32	8.73%
Investor C	11.47	36.88	35.88	13.15	13.15	8.62	8.62
Class K	12.08	38.34	N/A	14.39	N/A	9.68	N/A
Class R	11.76	37.52	N/A	13.69	N/A	8.96	N/A

MSCI All Country World Index	12.30	39.26	N/A	14.61	N/A	9.90	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund primarily intends to invest in equity securities or other financial instruments that are components of, or have characteristics similar to, the securities included in the MSCI All Country World Index. The Fund’s returns prior to October 26, 2017, are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Global SmallCap Fund, Inc.”

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During the Period	(b)	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,119.90	$ 3.73		$ 1,000.00	$ 1,021.27	$ 3.56		0.71%
Investor A	1,000.00	1,118.80	5.04		1,000.00	1,020.03	4.81		0.96
Investor C	1,000.00	1,114.70	8.97		1,000.00	1,016.31	8.55		1.71
Class K	1,000.00	1,120.80	3.47		1,000.00	1,021.52	3.31		0.66
Class R	1,000.00	1,117.60	6.35		1,000.00	1,018.79	6.06		1.21

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period shown).

F U N D S U M M A R Y	5

Fund Summary as of June 30, 2021 (continued)	BlackRock Advantage Global Fund, Inc.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Apple, Inc.	4%
Microsoft Corp.	2
Amazon.com, Inc.	2
Johnson & Johnson	2
Visa, Inc., Class A	2
Alphabet, Inc., Class C	1
Alphabet, Inc., Class A	1
UnitedHealth Group, Inc.	1
Comcast Corp., Class A	1
Taiwan Semiconductor Manufacturing Co. Ltd.	1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

United States	60%
Japan	5
China	4
Canada	4
United Kingdom	3
Taiwan	3
Germany	3
France	2
Sweden	2
India	2
Ireland	1
Netherlands	1
Switzerland	1
Hong Kong	1
South Korea	1
Australia	1
Israel	1
Denmark	1
Malaysia	1
Finland	1
Brazil	1
Argentina	1
Other	—	#
Liabilities in Excess of Other Assets	(—	)(a)

(a)	Rounds to less than 1% of net assets.
#	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

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Fund Summary as of June 30, 2021	BlackRock EuroFund

Investment Objective

BlackRock EuroFund’s (the “Fund”) investment objective is to seek capital appreciation primarily through investment in equities of corporations domiciled in European countries.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended June 30, 2021, the Fund outperformed its benchmark, the MSCI EMU Index

What factors influenced performance?

European equities produced strong gains over the reporting period. The global markets rallied in this time, as the approval of a COVID-19 vaccine prompted investors to upgrade their outlook for both economic growth and corporate earnings. Stocks were further boosted by expectations that world central banks would maintain their highly accommodative monetary policies.

The Fund outperformed its benchmark with stock selection and sector allocations both contributing to results.

Within industrials, the freight forwarding and logistics company DSV Panalpina A/S (Denmark) was the strongest contributor. The company exceeded expectations on the cost synergies from its Panalpina merger. More recently, it announced the acquisition of Kuwait-based Agility’s logistics business in a $4.1 billion transaction, which will make it the third-largest global freight forwarder.

Positions in the Netherlands-based semiconductor companies ASML Holding NV and BE Semiconductor Industries NV were top performers, as well. Both benefited from growth in their end markets through trends such as the growing penetration of electric vehicles and a stronger-than-expected smart phone cycle.

The Fund’s holdings in luxury-goods producers further helped results. The investment adviser viewed companies in this area as beneficiaries of the rotation of discretionary spending away from experiences and travel. The portfolio’s large position in LVMH Moët Hennessy Louis Vuitton SE (France) outperformed as the trend of increased luxury spending indeed came to fruition. The company generated strong results in its leather and fashion goods segment, as well as in wine and spirits. In addition, its newly acquired U.S. brand Tiffany experienced a particularly positive start to the year.

The lack of a position in the German pharmaceutical giant Bayer AG, which issued a profit warning and wrote down assets in its agricultural business, also added value.

On the other hand, a zero weighting in Daimler AG was the largest detractor. The auto sector performed well as many companies announced ambitious plans in the electric vehicle (“EV”) space. However, the Fund’s investment adviser is not convinced that many of the car manufacturers will actually benefit from the electrification trend. There is no clear evidence for market share gains for the European automakers at this point, and the investment adviser does not expect EVs to be more profitable than traditional combustion engine vehicles in the long term.

A number of positions in stocks tied to the “re-opening” trend lagged as the slow pace of the vaccine roll-out and local lockdowns continued to dominate news headlines. The payment company Worldline SA (France), which would benefit from customers returning to stores, was a key detractor.

Holdings in the exchange operator Deutsche Boerse AG (Germany) and the pharmaceutical company Sanofi SA (France) detracted from relative performance. Both are defensive stocks that lagged the rally in the broader market. Not owning Deutsche Post AG (Germany), which benefited from strength in e-commerce, further hurt results.

Describe recent portfolio activity.

Portfolio activity was relatively limited, with turnover of just 26% over the past 12 months.

At the beginning of the period, the investment adviser increased the Fund’s allocation to the financials sector on the belief that many stocks had fallen too far given the unprecedented global stimulus and companies’ stronger capital positions. The investment adviser therefore saw an opportunity to benefit from the upward re-rating of select mispriced institutions such as KBC Group NV (Belgium) and BNP Paribas SA (France), as well the insurance provider Allianz SE (Germany). The investment adviser further added to the position in BNP following the vaccine announcement in November 2020, allowing the Fund to capitalize on the subsequent rally in the stock. The Fund also participated in the initial public offering of Allfunds Group PLC (Netherlands), a leading wealth-technology platform that provides an open marketplace for asset managers and distributors. More recently, the investment adviser reduced the position in financials due to the rally in the sector.

Toward the end of 2020, the Fund initiated a new investment in Ferrari NV (Italy) on the view that consensus earnings estimates for the coming years may be too low. The investment adviser believes Ferrari has strong pricing power, brand desirability, and visibility regarding future income due to its long waiting list for cars.

Within industrials, the investment adviser added to the Fund’s position in the call center operator Teleperformance (France). The investment adviser believes the company has upside in its medium-term outlook due to important contract wins, continued organic growth and an underappreciated potential for profit-margin expansion through its work-from-home business model.

Throughout the fiscal year, the investment adviser also took advantage of share price weakness in COVID-sensitive stocks such as the German event-ticketing company TS Eventim AG & Co KGaA.

Describe portfolio positioning at period end.

The portfolio had a cyclical bias, with overweight positions in the industrials, information technology and consumer discretionary sectors. The Fund was underweight in consumer staples, utilities, communication services, energy, financials, materials, health care and real estate.

F U N D S U M M A R Y	7

Fund Summary as of June 30, 2021 (continued)	BlackRock EuroFund

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities, including common stock and convertible securities, of companies located in Europe. The Fund currently expects that a majority of the Fund’s assets will be invested in equity securities of companies located in countries participating in the European Monetary Union (the ‘‘Eurozone’’). The Fund’s total returns prior to October 23, 2018, are the returns of the Fund when it followed different investment strategies.

(c)	MSCI EMU Index captures large- and mid-cap representation across certain Developed Markets countries in the European Economic and Monetary Union.

Performance Summary for the Period Ended June 30, 2021

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	12.88%	42.14%	N/A	10.43%	N/A	5.69%	N/A
Investor A	12.79	41.85	34.40%	10.20	9.02%	5.47	4.91%
Investor C	12.27	40.81	39.81	9.34	9.34	4.78	4.78
Class K	12.97	42.36	N/A	10.55	N/A	5.75	N/A
Class R	12.56	41.40	N/A	9.68	N/A	4.94	N/A

MSCI EMU Index	11.73	37.48	N/A	11.55	N/A	5.16	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities, including common stock and convertible securities, of companies located in Europe. The Fund currently expects that a majority of the Fund’s assets will be invested in equity securities of companies located in countries participating in the European Monetary Union (the ‘‘Eurozone’’). The Fund’s total returns prior to October 23, 2018, are the returns of the Fund when it followed different investment strategies.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During the Period	(b)	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,128.80	$ 5.70		$ 1,000.00	$ 1,019.44	$ 5.41		1.08%
Investor A	1,000.00	1,127.90	6.91		1,000.00	1,018.30	6.56		1.31
Investor C	1,000.00	1,122.70	10.95		1,000.00	1,014.48	10.39		2.08
Class K	1,000.00	1,129.70	5.12		1,000.00	1,019.98	4.86		0.97
Class R	1,000.00	1,125.60	9.12		1,000.00	1,016.22	8.65		1.73

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period shown).

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Fund Summary as of June 30, 2021 (continued)	BlackRock EuroFund

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
ASML Holding NV	9%
LVMH Moet Hennessy Louis Vuitton SE	7
Schneider Electric SE	4
BNP Paribas SA	4
DSV Panalpina A/S	3
Kering SA	3
Sanofi	3
Safran SA	3
Teleperformance	3
Allianz SE	3

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
France	36%
Germany	17
Netherlands	16
Italy	7
Finland	6
United Kingdom	5
Denmark	4
Switzerland	3
Europe	2
Belgium	1
Ireland	1
Spain	1
Portugal	1
United States	—	(a)
Liabilities in Excess of Other Assets	(—	)(a)

(a)	Rounds to less than 1% of net assets.

F U N D S U M M A R Y	9

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested on January 1, 2021 and held through June 30, 2021) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Schedule of Investments June 30, 2021	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina(a) — 0.5%
Despegar.com Corp.	1,065	$14,069
Globant SA	606	132,823
MercadoLibre, Inc.	1,439	2,241,660

		2,388,552

Australia — 1.1%
Aristocrat Leisure Ltd.	24,317	785,014
ASX Ltd.	2,341	136,470
Bendigo & Adelaide Bank Ltd.	25,037	196,852
BHP Group Ltd.	21,080	766,897
Brambles Ltd.	1,767	15,164
Commonwealth Bank of Australia	9,429	706,068
CSL Ltd.	2,541	543,440
Goodman Group	22,158	350,665
Iluka Resources Ltd.	33,738	231,007
IOOF Holdings Ltd.	27,675	88,506
Magellan Financial Group Ltd.	753	30,412
Medibank Pvt Ltd.	91,734	217,485
Perpetual Ltd.	785	23,572
REA Group Ltd.	5,126	649,512
Scentre Group	23,734	48,567
SEEK Ltd.	5,072	126,085
South32 Ltd.	17,468	38,307
Stockland	49,519	172,438
Tabcorp Holdings Ltd.	6,289	24,401
Zip Co. Ltd.(a)	3,921	22,268

		5,173,130

Austria — 0.0%
ANDRITZ AG	352	19,797

Bangladesh — 0.0%
Athene Holding Ltd., Class A(a)	847	57,173

Belgium — 0.3%
Anheuser-Busch InBev SA/NV	19,401	1,398,595
Umicore SA	215	13,153

		1,411,748

Brazil — 0.3%
Ambev SA	70,265	241,148
B3 SA - Brasil Bolsa Balcao	84,646	286,249
Banco do Brasil SA	5,894	38,074
BB Seguridade Participacoes SA	10,803	50,173
CPFL Energia SA	4,636	25,083
CVC Brasil Operadora e Agencia de Viagens SA(a)	3,967	22,109
EcoRodovias Infraestrutura e Logistica SA(a)	11,898	28,371
Embraer SA(a)	20,779	78,833
Equatorial Energia SA	22,787	113,619
IRB Brasil Resseguros S/A	13,537	15,704
Localiza Rent a Car SA	1,282	16,496
Porto Seguro SA	4,589	49,333
Telefonica Brasil SA	2,130	17,986
Ultrapar Participacoes SA	42,365	156,639
Vale SA	14,220	323,780
XP, Inc., Class A(a)	5,947	258,992

		1,722,589

Canada — 4.1%
Atco Ltd., Class I	1,886	66,883
Bank of Montreal	2,356	241,492
Bank of Nova Scotia	3,552	231,012

Security	Shares	Value

Canada (continued)
BRP, Inc.	770	$60,253
Canada Goose Holdings, Inc.(a)(b)	10,642	465,481
Canadian Apartment Properties REIT	2,990	140,189
Canadian Imperial Bank of Commerce	6,839	778,518
Canadian Utilities Ltd., Class A	1,215	33,717
Canadian Western Bank	3,989	111,985
CGI, Inc.(a)	11,338	1,027,975
CI Financial Corp.	5,214	95,691
Colliers International Group, Inc.	200	22,398
Descartes Systems Group Inc. (The)(a)	478	33,058
Emera, Inc.	3,215	145,863
Enbridge, Inc.	1,213	48,565
Fairfax Financial Holdings Ltd.	389	170,588
First Capital Real Estate Investment Trust	1,358	19,281
First Quantum Minerals Ltd.	2,463	56,767
FirstService Corp.	3,199	548,677
H&R Real Estate Investment Trust	530	6,841
IGM Financial, Inc.	536	18,922
Intact Financial Corp.	1,290	175,257
Kinaxis, Inc.(a)	284	37,360
Onex Corp.	8,219	596,799
Open Text Corp.	16,941	860,307
Parex Resources, Inc.(a)	2,895	48,343
Parkland Corp./Canada	1,511	48,831
Ritchie Bros. Auctioneers, Inc.	414	24,544
Rogers Communications, Inc., Class B	17,797	946,130
Royal Bank of Canada	47,716	4,834,344
Shopify, Inc., Class A(a)	2,122	3,103,348
Sun Life Financial, Inc.	6,801	350,694
Thomson Reuters Corp.	5,702	566,382
TMX Group Ltd.	1,115	117,778
Toronto-Dominion Bank	53,309	3,735,844
Wheaton Precious Metals Corp.	7,211	317,852

		20,087,969

China — 4.1%
3SBio, Inc.(a)(c)	16,000	19,786
Agricultural Bank of China Ltd., Class A	133,400	62,485
Anta Sports Products Ltd.	1,000	23,471
BAIC Motor Corp. Ltd., Class H(c)	81,000	30,138
Baidu, Inc., ADR(a)	12,416	2,531,622
Baidu, Inc., Class A(a)	3,700	94,905
Bank of China Ltd., Class A	380,300	181,079
Bank of Communications Co. Ltd., Class A	144,400	109,379
BBMG Corp., Class H	100,000	18,788
BOE Technology Group Co. Ltd., Class A	17,100	16,491
BYD Co. Ltd., Class A	14,739	569,787
China Construction Bank Corp., Class A	156,431	160,832
China Life Insurance Co. Ltd., Class A	10,500	54,954
China Merchants Bank Co. Ltd., Class A	13,500	113,034
China Petroleum & Chemical Corp., Class A	26,200	17,669
China Vanke Co. Ltd., Class A	140,400	516,299
China Yangtze Power Co. Ltd., Class A	9,000	28,721
Chow Tai Fook Jewellery Group Ltd.	9,400	21,477
Contemporary Amperex Technology Co. Ltd., Class A	5,200	428,551
Country Garden Services Holdings Co. Ltd.	5,000	53,950
CSPC Pharmaceutical Group Ltd.	128,080	185,005
Dali Foods Group Co. Ltd.(c)	89,000	53,072
Datang International Power Generation Co. Ltd., Class H	242,000	40,481
East Money Information Co. Ltd., Class A	40,460	204,656

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) June 30, 2021	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Foshan Haitian Flavouring & Food Co. Ltd., Class A	2,340	$46,598
Ganfeng Lithium Co. Ltd., Class H(c)	4,800	71,684
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	22,000	69,499
Hithink RoyalFlush Information Network Co. Ltd., Class A	25,800	449,076
Huadian Power International Corp. Ltd., Class H	120,000	39,081
Industrial Bank Co. Ltd., Class A	81,272	258,120
JD.com, Inc., ADR(a)	24,832	1,981,842
JD.com, Inc., Class A(a)	10,550	420,133
KE Holdings, Inc., ADR(a)	6,470	308,490
Kingdee International Software Group Co. Ltd.	10,000	33,869
Kuaishou Technology(a)(c)	3,000	75,448
Lenovo Group Ltd.	38,000	43,639
Logan Group Co. Ltd.	52,000	77,782
LONGi Green Energy Technology Co. Ltd., Class A	5,460	74,834
Meituan, Class B(a)(c)	37,000	1,526,292
Metallurgical Corp. of China Ltd., Class H	94,000	21,903
NetEase, Inc.	4,000	91,925
NetEase, Inc., ADR	9,663	1,113,661
New Oriental Education & Technology Group, Inc., ADR(a)	32,311	264,627
NIO, Inc., ADR(a)	960	51,072
PetroChina Co. Ltd.	73,979	60,544
Ping An Insurance Group Co. of China Ltd., Class A	1,500	14,895
Postal Savings Bank of China Co. Ltd., Class A	42,700	33,154
Postal Savings Bank of China Co. Ltd., Class H(c)	204,000	137,189
SF Holding Co. Ltd., Class A	29,200	305,150
Shenzhen Inovance Technology Co. Ltd., Class A	11,700	134,039
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	14,902	1,103,905
Shui On Land Ltd.(a)	75,000	12,170
Sinotruk Hong Kong Ltd.	26,000	55,718
Sunac China Holdings Ltd.	59,000	202,313
TAL Education Group, ADR(a)	16,541	417,329
Tencent Holdings Ltd.	51,600	3,885,092
Uni-President China Holdings Ltd.	42,000	46,340
Up Fintech Holding Ltd., ADR(a)	2,374	68,799
Will Semiconductor Co. Ltd., Class A	3,400	168,870
WuXi AppTec Co. Ltd., Class A	5,840	141,151
WuXi AppTec Co. Ltd., Class H(c)	2,616	61,062
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	7,200	66,885
XPeng, Inc., ADR(a)	11,327	503,145
Yadea Group Holdings Ltd.(c)	64,000	137,465
Yangzijiang Shipbuilding Holdings Ltd.	178,700	187,751

		20,299,173

Czech Republic — 0.0%
CEZ A/S	4,099	121,556

Denmark — 0.7%
AP Moeller - Maersk A/S, Class A	168	467,309
AP Moeller - Maersk A/S, Class B	776	2,234,034
Chr Hansen Holding A/S	557	50,271
Coloplast A/S, Class B	248	40,717
DSV Panalpina A/S	127	29,647
Novo Nordisk A/S, Class B	4,837	404,899
Novozymes A/S, B Shares	1	75

		3,226,952

Finland — 0.5%
Kone OYJ, Class B	6,204	506,334

Security	Shares	Value

Finland (continued)
Nokia OYJ(a)	1	$5
Nordea Bank Abp	180,982	2,015,399

		2,521,738

France — 1.9%
Amundi SA(c)	669	59,005
AXA SA	17,927	455,209
BNP Paribas SA	3,740	234,721
Cie de Saint-Gobain	2,507	165,452
Engie SA	39,417	540,508
Eutelsat Communications SA	12,713	148,724
Hermes International	1,232	1,797,872
Kering SA	950	832,406
Legrand SA	7,702	816,283
L’Oreal SA	4,161	1,858,277
LVMH Moet Hennessy Louis Vuitton SE	282	221,837
Pernod Ricard SA	1,918	426,299
Renault SA(a)	3,741	151,651
Rexel SA	34,929	731,349
Rubis SCA	2,158	96,022
Societe Generale SA	12,539	370,921
Sodexo SA(a)	1,752	163,741
SPIE SA	5	115
Valeo SA	15,452	466,086

		9,536,478

Germany — 2.4%
Adidas AG	1,626	606,754
Allianz SE, Registered Shares	58	14,474
Bayerische Motoren Werke AG	6,275	665,247
Beiersdorf AG	15,911	1,920,552
Covestro AG(c)	4,419	285,726
Daimler AG, Registered Shares	33,907	3,029,882
Deutsche Post AG, Registered Shares	10,845	738,595
Evonik Industries AG	5,211	174,951
Fielmann AG(a)	1,057	82,710
Hannover Rueck SE	113	18,917
HelloFresh SE(a)	9,633	936,415
HUGO BOSS AG	1,609	87,640
Jenoptik AG	4	110
ProSiebenSat.1 Media SE	4	80
Rheinmetall AG	2,848	281,420
Schaeffler AG	10,443	96,383
Siemens AG, Registered Shares	9,138	1,450,920
TUI AG(a)	7	36
Volkswagen AG	453	148,885
Wacker Chemie AG	950	146,432
Zalando SE(a)(c)	10,972	1,326,951

		12,013,080

Hong Kong — 1.3%
AIA Group Ltd.	153,200	1,900,534
ASM Pacific Technology Ltd.	1,400	18,965
BOC Hong Kong Holdings Ltd.	225,000	762,595
Cathay Pacific Airways Ltd.(a)	30,000	25,350
CK Asset Holdings Ltd.	17,832	122,738
ESR Cayman Ltd.(a)(c)	5,000	16,859
Hang Seng Bank Ltd.	13,800	275,278
Henderson Land Development Co. Ltd.	29,000	137,235
Hongkong Land Holdings Ltd.	87,700	417,665
Kerry Properties Ltd.	7,500	24,731
Link REIT	104,100	1,007,203

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2021	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
MTR Corp. Ltd.	83,000	$462,143
Shenzhen Investment Ltd.	76,000	23,416
Sun Hung Kai Properties Ltd.	16,500	245,222
Swire Pacific Ltd., Class A	10,000	67,756
Swire Properties Ltd.	85,000	253,187
Techtronic Industries Co. Ltd.	20,500	357,253
Towngas China Co. Ltd.	27,000	19,932
Yuexiu Property Co. Ltd.	23,600	24,863

		6,162,925

Hungary(a) — 0.2%
MOL Hungarian Oil & Gas PLC	87,837	698,929
OTP Bank Nyrt	7,999	430,600

		1,129,529

India — 1.6%
Asian Paints Ltd.	14,182	571,747
City Union Bank Ltd.	6,503	14,593
Federal Bank Ltd.(a)	33,668	39,544
HDFC Bank Ltd.	78,498	1,585,491
HDFC Life Insurance Co. Ltd.(c)	34,725	320,983
Hindalco Industries Ltd.	7,247	36,378
Housing Development Finance Corp. Ltd.	40,553	1,353,381
ICICI Bank Ltd.(a)	3,103	26,417
ICICI Prudential Life Insurance Co. Ltd.(c)	8,461	69,813
IndusInd Bank Ltd.(a)	6,314	86,586
Infosys Ltd.	16,336	345,588
InterGlobe Aviation Ltd.(a)(c)	3,241	74,939
ITC Ltd.	50,066	136,737
KEC International Ltd.(a)	2,445	14,907
Kotak Mahindra Bank Ltd.(a)	33,094	760,700
L&T Finance Holdings Ltd.(a)	21,198	26,557
Oil & Natural Gas Corp. Ltd.	23,844	37,841
RBL Bank Ltd.(a)(c)	11,986	34,038
SBI Life Insurance Co. Ltd.(c)	22,819	309,910
State Bank of India	18,180	102,782
Tata Consultancy Services Ltd.	39,288	1,770,535
Titan Co. Ltd.	1,474	34,402
TVS Motor Co. Ltd.	4,578	38,282
Wipro Ltd.	13,413	98,437

		7,890,588

Indonesia — 0.0%
Bank Central Asia Tbk PT	28,900	60,103

Ireland — 1.5%
Accenture PLC, Class A	9,927	2,926,380
Allegion PLC	5,481	763,503
CRH PLC	1,955	99,254
Experian PLC	26,341	1,017,004
Flutter Entertainment PLC(a)	2,813	511,247
Kingspan Group PLC	3,836	362,553
Medtronic PLC	11,695	1,451,700
Seagate Technology Holdings PLC	198	17,410

		7,149,051

Israel(a) — 0.9%
Bank Hapoalim BM	63,618	510,764
Check Point Software Technologies Ltd.	19,697	2,287,413
Israel Discount Bank Ltd., Class A	47,739	227,421
Nice Ltd.	937	231,283

Security	Shares	Value

Israel (continued)
Playtika Holding Corp.	2,268	$54,069
Teva Pharmaceutical Industries Ltd.	21,971	218,168
Teva Pharmaceutical Industries Ltd., ADR	112,819	1,116,908

		4,646,026

Italy — 0.1%
Amplifon SpA	356	17,602
Assicurazioni Generali SpA	6,666	133,831
Banca Mediolanum SpA	2,056	20,024
Pirelli & C SpA(c)	15,202	88,401
Unipol Gruppo SpA	20,891	113,923

		373,781

Japan — 4.7%
Aisin Corp.	11,300	484,515
Alps Alpine Co. Ltd.	43,400	459,307
Amada Co. Ltd.	37,100	376,305
Asahi Kasei Corp.	30,600	336,330
Astellas Pharma, Inc.	2,000	34,853
Benesse Holdings, Inc.	5,500	136,592
Bridgestone Corp.	32,900	1,495,383
Calbee, Inc.	4,100	94,625
Canon, Inc.	7,000	158,214
Dai Nippon Printing Co. Ltd.	8,900	188,337
Daifuku Co. Ltd.	800	72,582
Daikin Industries Ltd.	400	74,540
Daito Trust Construction Co. Ltd.	700	76,372
Daiwa House Industry Co. Ltd.	7,600	228,521
Denso Corp.	500	34,096
Dip Corp.	800	24,663
Disco Corp.	800	243,239
FANUC Corp.	4,900	1,175,009
Fast Retailing Co. Ltd.	1,100	826,856
Fuji Media Holdings, Inc.	4,200	46,892
Honda Motor Co. Ltd.	3,800	122,220
Inpex Corp.	2,000	14,969
Japan Post Bank Co. Ltd.	400	3,364
Japan Post Holdings Co. Ltd.	108,300	889,546
JTEKT Corp.	1,900	19,552
Kaneka Corp.	600	24,208
Keyence Corp.	5,800	2,921,014
Koito Manufacturing Co. Ltd.	2,600	161,779
Konica Minolta, Inc.	4,400	24,377
Lawson, Inc.	3,000	138,950
Lintec Corp.	700	15,177
M3, Inc.	2,100	153,002
Mebuki Financial Group, Inc.	8,700	18,396
Mitsubishi Chemical Holdings Corp.	11,000	92,554
Mitsubishi HC Capital, Inc.	37,000	198,412
Mitsubishi Materials Corp.	10,400	207,922
NGK Spark Plug Co. Ltd.	1,500	22,300
Nidec Corp.	7,200	827,929
Nikon Corp.	53,100	566,443
Nippon Paint Holdings Co. Ltd.	2,000	27,056
Nippon Shokubai Co. Ltd.	700	33,735
Nippon Telegraph & Telephone Corp.	19,000	496,758
Nippon Television Holdings, Inc.	2,800	32,661
Nitto Denko Corp.	2,100	156,388
NOK Corp.	1,100	13,685
Pigeon Corp.	4,000	112,816

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) June 30, 2021	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Recruit Holdings Co. Ltd.	45,700	$2,241,072
Relo Group, Inc.	800	18,274
Resorttrust, Inc.	1,300	21,221
Ricoh Co. Ltd.	63,300	712,507
Rohm Co. Ltd.	100	9,203
Seiko Epson Corp.	2,400	42,187
Sekisui House Ltd.	2,500	51,337
Seven Bank Ltd.	10,700	22,747
Shimano, Inc.	700	166,547
SMC Corp.	800	473,276
Softbank Corp.	20,700	270,652
SoftBank Group Corp.	9,000	627,676
Subaru Corp.	12,100	239,816
Sumitomo Chemical Co. Ltd.	271,200	1,441,391
Sumitomo Electric Industries Ltd.	900	13,293
Sumitomo Heavy Industries Ltd.	1,400	38,713
Sumitomo Rubber Industries Ltd.	55,500	767,287
Suntory Beverage & Food Ltd.	3,300	124,385
Taisho Pharmaceutical Holdings Co. Ltd.	300	16,060
Takeda Pharmaceutical Co. Ltd.	7,800	261,772
Teijin Ltd.	10,100	154,193
Tokio Marine Holdings, Inc.	9,100	419,148
Tokyo Electron Ltd.	500	216,192
Toray Industries, Inc.	3,700	24,664
Toshiba Corp.	2,600	112,323
Toyo Seikan Group Holdings Ltd.	300	4,107
Toyoda Gosei Co. Ltd.	700	17,265
Toyota Boshoku Corp.	1,100	22,832
Yamada Holdings Co. Ltd.	74,500	344,497
Yamazaki Baking Co. Ltd.	1,600	22,585
Yokohama Rubber Co. Ltd.	3,100	66,582
Zeon Corp.	8,100	112,104

		22,938,352

Luxembourg — 0.0%
APERAM SA	3	154
RTL Group SA(a)	2,957	176,094
SES SA	17	130

		176,378

Malaysia — 0.6%
AirAsia Group BHD(a)	155,600	33,397
Bursa Malaysia Bhd	1,300	2,483
CIMB Group Holdings Bhd	265,500	295,028
Genting Bhd	38,000	45,126
Hartalega Holdings Bhd	18,100	32,045
Hong Leong Bank Bhd	3,200	14,429
Inari Amertron Bhd	15,900	12,166
Kossan Rubber Industries	69,100	53,601
Malayan Banking Bhd	297,100	580,388
MR DIY Group M BHD(c)	16,400	14,182
Press Metal Aluminium Holdings BHD	138,800	159,813
Public Bank Bhd	1,248,100	1,235,624
QL Resources BHD	18,750	25,518
RHB Bank Bhd	11,900	15,484
Supermax Corp. Bhd	146,528	116,474
Telekom Malaysia Bhd	92,200	134,860
Tenaga Nasional Bhd	143,800	339,229

		3,109,847

Mexico — 0.1%
America Movil SAB de CV, Series L	455,359	342,650

Security	Shares	Value

Mexico (continued)
Fomento Economico Mexicano SAB de CV	2,743	$23,135
Grupo Financiero Banorte SAB de CV, Class O	16,826	108,685
Megacable Holdings SAB de CV, CPO	6,900	24,417
Orbia Advance Corp. SAB de CV	12,300	32,172

		531,059

Netherlands — 1.4%
ABN AMRO Bank NV(a)(c)	11,482	139,132
Akzo Nobel NV	2,538	314,257
Heineken NV	9,456	1,147,952
JDE Peet’s NV(a)	6,214	225,547
Koninklijke Ahold Delhaize NV	11,584	344,966
NXP Semiconductors NV	1,986	408,560
PostNL NV	9,397	51,057
Randstad NV	21,472	1,646,049
Royal Dutch Shell PLC, A Shares	52,524	1,052,994
Royal Dutch Shell PLC, B Shares	39,938	775,308
Signify NV(c)	12,038	764,147
Wereldhave NV	1	17

		6,869,986

New Zealand — 0.0%
Fisher & Paykel Healthcare Corp. Ltd.	1,632	35,503

Norway — 0.1%
Equinor ASA	28,456	602,371

Peru — 0.4%
Credicorp Ltd.(a)	1,510	182,876
Southern Copper Corp.	28,955	1,862,386

		2,045,262

Poland — 0.0%
PGE Polska Grupa Energetyczna SA(a)	9,153	22,591

Russia — 0.0%
Novatek PJSC, GDR, Registered Shares	187	41,034

Saudi Arabia — 0.4%
Al Rajhi Bank	23,573	698,081
Malath Cooperative Insurance Co.(a)	7,423	66,111
Riyad Bank	2,736	19,331
Saudi Arabian Mining Co.(a)	2,637	44,504
Saudi Arabian Oil Co.(c)	88,147	824,924
Saudi National Bank	9,230	141,750
Saudi Telecom Co	2,705	94,968

		1,889,669

Singapore — 0.2%
DBS Group Holdings Ltd.	5,400	120,135
Jardine Cycle & Carriage Ltd.	16,300	259,464
Oversea-Chinese Banking Corp. Ltd.	20,200	180,017
Singapore Telecommunications Ltd.	21,100	35,999
United Overseas Bank Ltd.	7,900	152,134

		747,749

South Africa — 0.3%
AngloGold Ashanti Ltd.	1,768	32,817
Barloworld Ltd.	2,010	14,996
Bidvest Group Ltd.	1,879	25,098
Capitec Bank Holdings Ltd.	266	31,356
FirstRand Ltd.	28,024	105,143
Gold Fields Ltd.	3,206	28,590
Investec Ltd.	9,546	36,472

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2021	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

South Africa (continued)
Naspers Ltd., N Shares	4,711	$993,300
Standard Bank Group Ltd.	6,217	55,521

		1,323,293

South Korea — 1.2%
Celltrion, Inc.(a)	1	238
Coupang, Inc.(a)	2,111	88,282
Hugel Inc.(a)	97	20,680
Hyundai Glovis Co. Ltd.	97	17,998
Hyundai Mobis Co. Ltd.	271	70,279
Kakao Corp.	7,888	1,142,518
KT Corp.	2,538	71,629
LG Chem Ltd.	1,539	1,162,083
NAVER Corp.	4,165	1,545,500
Samsung Electronics Co. Ltd.	18,843	1,348,897
Samsung Engineering Co. Ltd.(a)	2,378	50,407
Samsung SDS Co. Ltd.	213	34,983
SillaJen, Inc.(a)(d)	770	6,205
SK Innovation Co. Ltd.(a)	1,012	265,355
S-Oil Corp.(a)	705	64,198
Studio Dragon Corp.(a)	268	22,810

		5,912,062

Spain — 0.0%
Zardoya Otis SA	4,655	32,122

Sweden — 1.9%
Assa Abloy AB, Class B	13,612	410,373
Atlas Copco AB, A Shares	37,840	2,323,693
Atlas Copco AB, B Shares	2,838	149,467
Autoliv, Inc.	5,224	510,698
Castellum AB	5	127
Elekta AB, B Shares	1,766	25,603
Epiroc AB, Class A	5,492	125,018
Epiroc AB, Class B	1,784	35,025
Evolution AB(c)	111	17,558
H & M Hennes & Mauritz AB, B Shares(a)	63,579	1,509,964
Intrum AB	3,716	121,728
Loomis AB	9,260	289,688
Pandox AB(a)	3,164	52,647
Saab AB	9,867	261,954
Sagax AB, Class B	7	208
SKF AB, B Shares	9,868	251,517
Spotify Technology SA(a)	801	220,748
SSAB AB, A Shares(a)	30,966	151,744
Swedish Match AB	73,690	628,438
Telefonaktiebolaget LM Ericsson, B Shares	108,361	1,362,521
Trelleborg AB	13,684	318,051
Volvo AB, B Shares	27,921	672,880

		9,439,650

Switzerland — 1.4%
Adecco Group AG, Registered Shares	6,512	443,088
Cie Financiere Richemont SA, Class A, Registered Shares	17,627	2,136,896
Givaudan SA, Registered Shares	174	810,007
Kuehne + Nagel International AG, Registered Shares	1,226	419,610
Sika AG, Registered Shares	9,037	2,960,861
Straumann Holding AG, Registered Shares	34	54,231

		6,824,693

Taiwan — 2.9%
ASE Technology Holding Co. Ltd.	26,000	104,318

Security	Shares	Value

Taiwan (continued)
ASPEED Technology, Inc.	1,000	$72,124
AU Optronics Corp.	65,000	52,563
Bizlink Holding, Inc.	2,000	18,582
Cathay Financial Holding Co. Ltd.	226,595	438,108
China Airlines Ltd.(a)	59,000	40,360
China Life Insurance Co. Ltd.	26,000	24,578
China Steel Corp.	40,000	56,806
CTBC Financial Holding Co. Ltd.	567,000	461,727
Delta Electronics, Inc.	66,000	717,015
E.Sun Financial Holding Co. Ltd.	62,000	58,524
Eva Airways Corp.	870,000	629,519
Evergreen Marine Corp. Taiwan Ltd.(a)	88,000	621,584
First Financial Holding Co. Ltd.	36,000	29,321
Fubon Financial Holding Co. Ltd.	359,000	951,735
Gigabyte Technology Co. Ltd.	8,000	30,815
Gourmet Master Co. Ltd.	1,000	6,118
Hon Hai Precision Industry Co. Ltd.	21,000	84,315
Largan Precision Co. Ltd.	3,000	333,575
MediaTek, Inc.	63,000	2,172,632
momo.com Inc.	1,000	67,510
Novatek Microelectronics Corp.	8,000	142,985
Parade Technologies Ltd.	3,000	148,878
Primax Electronics Ltd.	21,000	42,948
Realtek Semiconductor Corp.	22,000	398,527
Taiwan Mobile Co. Ltd.	8,000	29,287
Taiwan Semiconductor Manufacturing Co. Ltd.	247,000	5,319,893
Tung Ho Steel Enterprise Corp.	50,000	94,196
Uni-President Enterprises Corp.	327,000	858,684
Visual Photonics Epitaxy Co. Ltd.	7,000	33,634

		14,040,861

Thailand — 0.0%
Gulf Energy Development PCL	11,000	11,755
Kasikornbank PCL, NVDR	31,100	114,787

		126,542

Turkey — 0.1%
Turk Hava Yollari AO(a)	10,627	16,338
Turkcell Iletisim Hizmetleri A/S	209,645	387,858
Turkiye Garanti Bankasi A/S	18,481	17,646

		421,842

United Kingdom — 3.2%
Abcam PLC(a)	3,049	58,246
Anglo American PLC	26,662	1,060,117
Aviva PLC	43,448	243,915
Babcock International Group PLC(a)	5	20
Barratt Developments PLC	1,514	14,578
Bellway PLC	471	21,101
BP PLC	534,251	2,342,899
British American Tobacco PLC	72,083	2,798,662
Compass Group PLC(a)	21,719	457,574
Diageo PLC	21,239	1,017,953
Direct Line Insurance Group PLC	23,450	92,492
Dunelm Group PLC	3,789	74,533
HomeServe PLC	8,888	117,548
Howden Joinery Group PLC	6,088	68,849
HSBC Holdings PLC	57,535	332,064
IG Group Holdings PLC	3,414	40,006
Imperial Brands PLC	20,679	445,896
Intertek Group PLC	5,351	409,535
ITV PLC(a)	22,816	39,654

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) June 30, 2021	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
J Sainsbury PLC	16,372	$61,622
Janus Henderson Group PLC	5,643	219,005
JD Sports Fashion PLC	13,151	167,355
JET2 PLC(a)	6,688	109,509
John Wood Group PLC(a)	23,805	72,523
Johnson Matthey PLC	13,192	561,666
Kingfisher PLC	147,663	745,269
Linde PLC(a)	1,667	481,930
Lloyds Banking Group PLC	754,062	487,769
Marks & Spencer Group PLC(a)	46,508	94,324
Meggitt PLC(a)	15,011	95,890
Micro Focus International PLC	94,999	719,302
Nomad Foods Ltd.(a)	1,085	30,673
Phoenix Group Holdings PLC	7,904	73,989
Redrow PLC	2,244	19,035
RELX PLC	5,763	152,816
Rentokil Initial PLC	75,637	518,052
Rightmove PLC	84,020	755,188
Royal Mail PLC(a)	12,956	103,594
Smiths Group PLC	4,091	90,099
Standard Chartered PLC	18,695	119,308
Tate & Lyle PLC	2,260	23,115
Vistry Group PLC	1,442	23,468
WH Smith PLC(a)	1,871	41,689
WM Morrison Supermarkets PLC	26,039	88,861
WPP PLC	15,761	213,055

		15,704,748

United States — 56.3%
3D Systems Corp.(a)	949	37,932
AbbVie, Inc.	14,764	1,663,017
ABIOMED, Inc.(a)	734	229,089
Advanced Micro Devices, Inc.(a)	12,031	1,130,072
AES Corp.	3,421	89,184
AGCO Corp.	169	22,034
Agilent Technologies, Inc.	5,283	780,880
Airbnb, Inc., Class A(a)	1,180	180,705
Alexion Pharmaceuticals, Inc.(a)	1,471	270,237
Align Technology, Inc.(a)	6,904	4,218,344
Alleghany Corp.(a)	2,039	1,360,156
Allegiant Travel Co.(a)	304	58,976
Alliance Data Systems Corp.	491	51,157
Allstate Corp.	7,239	944,255
Ally Financial, Inc.	8,475	422,394
Alphabet, Inc., Class A(a)	2,492	6,084,941
Alphabet, Inc., Class C(a)	2,460	6,165,547
Altice USA, Inc., Class A(a)	3,275	111,809
Altria Group, Inc.	5,799	276,496
Amazon.com, Inc.(a)	3,067	10,550,971
Amedisys, Inc.(a)	124	30,371
American Eagle Outfitters, Inc.	5,616	210,768
American Express Co.	28,212	4,661,469
American International Group, Inc.	3,373	160,555
Ameriprise Financial, Inc.	3,326	827,775
Amgen, Inc.	5,110	1,245,562
Annaly Capital Management, Inc.	3,754	33,336
Anthem, Inc.	1,798	686,476
Aon PLC, Class A	626	149,464
Apple, Inc.	141,608	19,394,635
AptarGroup, Inc.	196	27,605
Arista Networks, Inc.(a)	549	198,908

Security	Shares	Value

United States (continued)
Arthur J. Gallagher & Co.	279	$39,082
AT&T, Inc.	183,338	5,276,468
Atlassian Corp. PLC, Class A(a)	1,452	372,961
Bank of New York Mellon Corp.	10,416	533,612
Bausch Health Cos., Inc.(a)	2,168	63,627
Baxter International, Inc.	1,667	134,194
Berkshire Hathaway, Inc., Class A(a)	5	2,093,005
Berkshire Hathaway, Inc., Class B(a)	4,214	1,171,155
Berry Global Group, Inc.(a)	6,347	413,951
Biogen, Inc.(a)	1,651	571,692
BioMarin Pharmaceutical, Inc.(a)	4,346	362,630
Bio-Rad Laboratories, Inc., Class A(a)	852	548,935
Blackline, Inc.(a)	147	16,357
Blackstone Mortgage Trust, Inc., Class A	1,098	35,015
Booking Holdings, Inc.(a)	668	1,461,644
BorgWarner, Inc.	9,317	452,247
Brighthouse Financial, Inc.(a)	4,401	200,422
Bristol-Myers Squibb Co.	64,061	4,280,556
Brown & Brown, Inc.	7,408	393,661
Bruker Corp.	556	42,245
Brunswick Corp.	1,399	139,368
C.H. Robinson Worldwide, Inc.	709	66,412
Cadence Design Systems, Inc.(a)	1,045	142,977
Capital One Financial Corp.	3,128	483,870
Carrier Global Corp.	8,066	392,008
Carter’s, Inc.	1,970	203,245
Caterpillar, Inc.	1,456	316,869
CBRE Group, Inc., Class A(a)	10,338	886,277
CDK Global, Inc.	3,852	191,406
Centene Corp.(a)	8,598	627,052
Charles Schwab Corp.	11,758	856,100
Chegg, Inc.(a)	2,111	175,445
Chevron Corp.	49,337	5,167,557
Chipotle Mexican Grill, Inc.(a)	138	213,947
Choice Hotels International, Inc.	2,132	253,410
Cigna Corp.	8,306	1,969,103
Clean Harbors, Inc.(a)	579	53,928
Clorox Co.	89	16,012
CMC Materials, Inc.	146	22,008
CME Group, Inc.	601	127,821
CMS Energy Corp.	7,485	442,214
Cognizant Technology Solutions Corp., Class A	3,983	275,863
Colgate-Palmolive Co.	18,817	1,530,763
Columbia Sportswear Co.	6,501	639,438
Comcast Corp., Class A	95,262	5,431,839
Conagra Brands, Inc.	3,243	117,980
Corning, Inc.	5,872	240,165
Costco Wholesale Corp.	370	146,398
Credit Acceptance Corp.(a)	306	138,958
Crocs, Inc.(a)	664	77,369
Cummins, Inc.	8,199	1,998,998
Curtiss-Wright Corp.	199	23,633
CVS Health Corp.	45,477	3,794,601
Danaher Corp.	1,693	454,333
Darden Restaurants, Inc.	4,911	716,957
Darling Ingredients, Inc.(a)	4,995	337,162
DaVita, Inc.(a)	658	79,243
Deckers Outdoor Corp.(a)	179	68,749
Deere & Co.	1,935	682,494
Dell Technologies, Inc., Class C(a)	1,690	168,442
Delta Air Lines, Inc.(a)	5,952	257,484

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2021	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Dick’s Sporting Goods, Inc.	2,542	$254,683
Discover Financial Services	403	47,671
Donaldson Co., Inc.	6,983	443,630
Dover Corp.	280	42,168
DTE Energy Co.	1,752	227,059
Ecolab, Inc.	384	79,092
Emerson Electric Co.	164	15,783
Equifax, Inc.	2,491	596,619
Equinix, Inc.	1,335	1,071,471
Equitable Holdings, Inc.	2,988	90,985
Equity Residential	4,961	381,997
Essent Group Ltd.	12,843	577,293
Estee Lauder Cos., Inc., Class A	1,992	633,615
Euronet Worldwide, Inc.(a)	3,437	465,198
Expedia Group, Inc.(a)	1,008	165,020
Expeditors International of Washington, Inc.	4,422	559,825
Extra Space Storage, Inc.	225	36,860
Facebook, Inc., Class A(a)	8,647	3,006,648
FedEx Corp.	4,874	1,454,060
Fidelity National Financial, Inc.	499	21,687
Fidelity National Information Services, Inc.	27,261	3,862,066
First American Financial Corp.	5,297	330,268
First Citizens BancShares, Inc., Class A	34	28,313
First Republic Bank	256	47,916
Flex Ltd.(a)	4,933	88,153
Flowserve Corp.	1,292	52,093
Fox Corp., Class A	576	21,387
Fox Corp., Class B	1,145	40,304
Gartner, Inc.(a)	4,970	1,203,734
Genuine Parts Co.	26,755	3,383,705
Gilead Sciences, Inc.	12,754	878,240
GoodRx Holdings, Inc., Class A(a)	1,766	63,594
Graco, Inc.	1,365	103,331
H&R Block, Inc.	8,692	204,088
Halliburton Co.	887	20,507
Hanover Insurance Group, Inc.	127	17,226
Healthcare Trust of America, Inc., Class A	9,222	246,227
Henry Schein, Inc.(a)	6,687	496,109
Herbalife Nutrition Ltd.(a)	2,423	127,765
Hewlett Packard Enterprise Co.	73,336	1,069,239
Hexcel Corp.(a)	431	26,894
Hill-Rom Holdings, Inc.	849	96,438
Hologic, Inc.(a)	10,390	693,221
Home Depot, Inc.	52	16,582
HubSpot, Inc.(a)	2,241	1,305,876
Humana, Inc.	4,235	1,874,919
IDEXX Laboratories, Inc.(a)	1,137	718,072
Illinois Tool Works, Inc.	178	39,794
Illumina, Inc.(a)	1,627	769,913
Ingersoll Rand, Inc.(a)	13,847	675,872
Intel Corp.	73,120	4,104,957
Interactive Brokers Group, Inc., Class A	3,430	225,454
Intercontinental Exchange, Inc.	5,322	631,721
International Game Technology PLC(a)	1,540	36,898
Intuit, Inc.	10,016	4,909,543
Invesco Ltd.	16,191	432,785
Ionis Pharmaceuticals, Inc.(a)	3,295	131,438
Itron, Inc.(a)	1,253	125,275
ITT, Inc.	4,772	437,067
J.M. Smucker Co.	5,952	771,201
j2 Global, Inc.(a)	4,071	559,966

Security	Shares	Value

United States (continued)
Jefferies Financial Group, Inc.	1,821	$62,278
Johnson & Johnson	42,138	6,941,814
Jones Lang LaSalle, Inc.(a)	737	144,054
JPMorgan Chase & Co.	8,770	1,364,086
Kellogg Co.	4,200	270,186
Keysight Technologies, Inc.(a)	1,005	155,182
Kinder Morgan, Inc.	87,630	1,597,495
Kohl’s Corp.	10,289	567,027
Laboratory Corp. of America Holdings(a)	975	268,954
Lamar Advertising Co., Class A	643	67,142
Levi Strauss & Co., Class A	1,523	42,218
LHC Group, Inc.(a)	86	17,222
Life Storage, Inc.	398	42,725
Live Nation Entertainment, Inc.(a)	816	71,473
LKQ Corp.(a)	3,967	195,256
Lockheed Martin Corp.	5,465	2,067,683
Lowe’s Cos., Inc.	9,198	1,784,136
M&T Bank Corp.	627	91,109
Manhattan Associates, Inc.(a)	1,515	219,433
ManpowerGroup, Inc.	1,323	157,318
Markel Corp.(a)	96	113,924
MarketAxess Holdings, Inc.	450	208,616
Marsh & McLennan Cos., Inc.	612	86,096
Masco Corp.	13,194	777,259
MasTec, Inc.(a)	323	34,270
Mastercard, Inc., Class A	5,106	1,864,150
McDonald’s Corp.	2,086	481,845
McKesson Corp.	5,856	1,119,901
MDU Resources Group, Inc.	4,179	130,970
Medical Properties Trust, Inc.	33,023	663,762
MetLife, Inc.	14,732	881,710
Mettler-Toledo International, Inc.(a)	282	390,666
Microsoft Corp.	40,019	10,841,147
Moderna, Inc.(a)	1,095	257,303
Molina Healthcare, Inc.(a)	848	214,595
Monolithic Power Systems, Inc.	1,332	497,435
Morgan Stanley	3,517	322,474
Morningstar, Inc.	180	46,280
National Vision Holdings, Inc.(a)	7,841	400,910
Netflix, Inc.(a)	3,171	1,674,954
New York Community Bancorp, Inc.	19,606	216,058
NIKE, Inc., Class B	6,419	991,671
NiSource, Inc.	6,024	147,588
Nordson Corp.	129	28,317
Nordstrom, Inc.(a)	14,408	526,901
Northrop Grumman Corp.	2,637	958,365
NVIDIA Corp.	1,807	1,445,781
Okta, Inc.(a)(b)	3,617	885,008
Old Dominion Freight Line, Inc.	2,795	709,371
OneMain Holdings, Inc.	1,460	87,469
Oracle Corp.	464	36,118
Otis Worldwide Corp.	13,046	1,066,771
PacWest Bancorp	830	34,163
Parker-Hannifin Corp.	1,463	449,302
Paychex, Inc.	17,984	1,929,683
Paycom Software, Inc.(a)	328	119,218
PayPal Holdings, Inc.(a)	17,954	5,233,232
PepsiCo, Inc.	302	44,747
Perrigo Co. PLC	859	39,385
Pfizer, Inc.	54,591	2,137,784
Phillips 66	25,419	2,181,459

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) June 30, 2021	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Pinnacle Financial Partners, Inc.	3,123	$275,730
Pool Corp.	274	125,673
PotlatchDeltic Corp.	2	106
PPG Industries, Inc.	2,604	442,081
Procter & Gamble Co.	9,541	1,287,367
Progressive Corp.	4,696	461,194
Prologis, Inc.	3,213	384,050
PTC, Inc.(a)	119	16,810
Public Storage	1,999	601,079
PulteGroup, Inc.	9,450	515,686
Pure Storage, Inc., Class A(a)	1,456	28,436
Qualcomm, Inc.	19,914	2,846,308
Ralph Lauren Corp.	1,604	188,967
Regeneron Pharmaceuticals, Inc.(a)	281	156,950
Reinsurance Group of America, Inc.	567	64,638
Reliance Steel & Aluminum Co.	2,179	328,811
Republic Services, Inc.	25,276	2,780,613
Roku, Inc.(a)	555	254,884
Ryder System, Inc.	540	40,138
Santander Consumer USA Holdings, Inc.	494	17,942
SBA Communications Corp.	4,076	1,299,021
SEI Investments Co.	521	32,286
Service Corp. International	11,070	593,241
ServiceNow, Inc.(a)	668	367,099
Sherwin-Williams Co.	1,770	482,236
Signature Bank	1,503	369,212
Silicon Laboratories, Inc.(a)	637	97,620
Sirius XM Holdings, Inc.	150,986	987,448
Skechers USA, Inc., Class A(a)	25,773	1,284,269
Snap, Inc., Class A(a)	337	22,963
Snap-on, Inc.	153	34,185
Southern Co.	61,567	3,725,419
Southwest Airlines Co.(a)	14,447	766,991
Spirit Realty Capital, Inc.	791	37,841
Square, Inc., Class A(a)	2,909	709,214
Stifel Financial Corp.	2,404	155,923
Stryker Corp.	3,330	864,901
Tandem Diabetes Care, Inc.(a)	2,867	279,246
Tapestry, Inc.(a)	26,923	1,170,612
Tempur Sealy International, Inc.	5,228	204,885
Tesla, Inc.(a)	5,847	3,974,206
Thermo Fisher Scientific, Inc.	1,316	663,883
Timken Co.	541	43,599
TJX Cos., Inc.	47,846	3,225,777
Toll Brothers, Inc.	362	20,927
Toro Co.	1,162	127,681
Travel + Leisure Co.	449	26,693
Travelers Cos., Inc.	26,660	3,991,269
TripAdvisor, Inc.(a)	8,575	345,572
Truist Financial Corp.	4,334	240,537
Trupanion, Inc.(a)	407	46,846
Twitter, Inc.(a)	11,500	791,315
U.S. Bancorp	2,288	130,347
Ubiquiti, Inc.	482	150,476
UGI Corp.	8,047	372,657

Security	Shares	Value

United States (continued)
Ulta Beauty, Inc.(a)	2,491	$861,313
Ultragenyx Pharmaceutical, Inc.(a)	174	16,591
Under Armour, Inc., Class A(a)	15,137	320,148
United Parcel Service, Inc., Class B	6,336	1,317,698
UnitedHealth Group, Inc.	14,720	5,894,477
Unity Software, Inc.(a)	271	29,764
Universal Display Corp.	142	31,571
Vail Resorts, Inc.(a)	492	155,728
VEREIT, Inc.	778	35,734
Vertex Pharmaceuticals, Inc.(a)	3,038	612,552
VF Corp.	33,032	2,709,945
VICI Properties, Inc.	7,144	221,607
Visa, Inc., Class A	28,020	6,551,636
Vontier Corp.	2,940	95,785
Voya Financial, Inc.	23,210	1,427,415
W.R. Berkley Corp.	3,501	260,579
W.W. Grainger, Inc.	96	42,048
Walmart, Inc.	13,628	1,921,821
Waste Connections, Inc.	6,014	718,252
Waters Corp.(a)	292	100,918
Wells Fargo & Co.	26,877	1,217,259
Wendy’s Co.	13,059	305,842
Williams Cos., Inc.	1,274	33,825
Wintrust Financial Corp.	277	20,950
Wyndham Hotels & Resorts, Inc.	3,232	233,641
Xilinx, Inc.	1,343	194,252
XPO Logistics, Inc.(a)	2,667	373,087
Xylem, Inc.	4,617	553,855
Zebra Technologies Corp., Class A(a)	442	234,035
Zendesk, Inc.(a)	5,176	747,104
Zillow Group, Inc., Class A(a)	314	38,474
Zillow Group, Inc., Class C(a)	8,046	983,382
Zscaler, Inc.(a)	7,038	1,520,630
Zynga, Inc., Class A(a)	42,067	447,172

		276,792,391

Total Common Stocks — 96.7% (Cost: $394,439,582)		475,619,943

Preferred Securities

Preferred Stocks — 0.2%

Brazil — 0.1%
Azul SA, Preference Shares(a)	14,796	130,563
Banco Bradesco SA, Preference Shares	110,874	573,563
Gol Linhas Aereas Inteligentes SA, Preference Shares(a)	6,765	31,229

		735,355

Germany — 0.1%
Bayerische Motoren Werke AG, Preference Shares	228	20,511

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2021	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security		Shares	Value

Germany (continued)
Sartorius AG, Preference Shares		383	$199,355
Volkswagen AG, Preference Shares		393	98,537

			318,403

Total Preferred Securities — 0.2% (Cost: $818,922)			1,053,758

Rights

Brazil(a) — 0.0%
CVC Brasil Operadora e Agencia de Viagens SA, (Expires: 07/26/21)		495	853
Ultrapar Participacoes SA, (Expires: 07/26/21)		52,258	420

Total Rights — 0.0% (Cost: $ — )			1,273

Total Long-Term Investments — 96.9% (Cost: $395,258,504)			476,674,974

Short-Term Securities

Money Market Funds — 3.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(e)(f)		15,097,478	15,097,478
SL Liquidity Series, LLC, Money Market Series, 0.13%(e)(f)(g)		1,213,044	1,213,407

			16,310,885

		Par (000)

Time Deposits — 0.1%

Canada — 0.0%
Brown Brothers Harriman & Co., 0.02%, 07/01/21	CAD	10	7,862

Security		Par (000)	Value

Japan — 0.1%
Sumitomo Bank Tokyo, (0.31%), 07/01/21	JPY	12,171	$109,556

Singapore — 0.0%
Hongkong & Shanghai Banking Corp. Ltd., 0.01%, 07/03/21	SGD	4	3,070

United Kingdom — 0.0%
Citibank NA, New York, 0.01%, 07/01/21	GBP	5	6,787

			127,275

Total Short-Term Securities — 3.4% (Cost: $16,438,154)			16,438,160

Total Investments — 100.3% (Cost: $411,696,658)			493,113,134
Liabilities in Excess of Other Assets — (0.3)%			(1,289,073)

Net Assets — 100.0%			$491,824,061

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended June 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/30/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/21	Shares Held at 06/30/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$7,390,660	$7,706,818	(a)	$—		$—	$—	$15,097,478	15,097,478	$3,184		$—

SL Liquidity Series, LLC, Money Market Series	4,381,498	—		(3,167,709	)(a)	(349)	(33)	1,213,407	1,213,044	18,893	(b)	—

						$(349)	$(33)	$16,310,885		$22,077		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) June 30, 2021	BlackRock Advantage Global Fund, Inc.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	35	09/17/21	$4,032	$(103,420)
MSCI Emerging Markets Mini Index	25	09/17/21	1,706	5,258
S&P 500 E-Mini Index	41	09/17/21	8,792	99,199

				$1,037

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$104,457	$—	$—	$—	$104,457

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$103,420	$—	$—	$—	$103,420

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended June 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$4,269,550	$—	$—	$—	$4,269,550

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(175,407)	$—	$—	$—	$(175,407)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$12,374,245

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2021	BlackRock Advantage Global Fund, Inc.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Argentina	$2,388,552	$—	$—	$2,388,552
Australia	—	5,173,130	—	5,173,130
Austria	—	19,797	—	19,797
Bangladesh	57,173	—	—	57,173
Belgium	—	1,411,748	—	1,411,748
Brazil	1,722,589	—	—	1,722,589
Canada	20,087,969	—	—	20,087,969
China	7,293,659	13,005,514	—	20,299,173
Czech Republic	—	121,556	—	121,556
Denmark	50,271	3,176,681	—	3,226,952
Finland	—	2,521,738	—	2,521,738
France	—	9,536,478	—	9,536,478
Germany	—	12,013,080	—	12,013,080
Hong Kong	—	6,162,925	—	6,162,925
Hungary	—	1,129,529	—	1,129,529
India	—	7,890,588	—	7,890,588
Indonesia	—	60,103	—	60,103
Ireland	5,158,993	1,990,058	—	7,149,051
Israel	3,458,390	1,187,636	—	4,646,026
Italy	—	373,781	—	373,781
Japan	—	22,938,352	—	22,938,352
Luxembourg	—	176,378	—	176,378
Malaysia	2,223,599	886,248	—	3,109,847
Mexico	531,059	—	—	531,059
Netherlands	408,560	6,461,426	—	6,869,986
New Zealand	—	35,503	—	35,503
Norway	—	602,371	—	602,371
Peru	2,045,262	—	—	2,045,262
Poland	—	22,591	—	22,591
Russia	—	41,034	—	41,034
Saudi Arabia	986,005	903,664	—	1,889,669
Singapore	—	747,749	—	747,749
South Africa	14,996	1,308,297	—	1,323,293
South Korea	88,282	5,817,575	6,205	5,912,062
Spain	—	32,122	—	32,122
Sweden	784,301	8,655,349	—	9,439,650
Switzerland	—	6,824,693	—	6,824,693
Taiwan	29,287	14,011,574	—	14,040,861
Thailand	11,755	114,787	—	126,542
Turkey	—	421,842	—	421,842
United Kingdom	902,183	14,802,565	—	15,704,748
United States	276,792,391	—	—	276,792,391
Preferred Securities
Preferred Stocks
Brazil	735,355	—	—	735,355
Germany	—	318,403	—	318,403
Rights	1,273	—	—	1,273

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) June 30, 2021	BlackRock Advantage Global Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Short-Term Securities
Money Market Funds	$15,097,478	$—	$—	$15,097,478
Time Deposits	—	127,275	—	127,275

	$340,869,382	$151,024,140	$6,205	491,899,727

Investments Valued at NAV(a)				1,213,407

				$493,113,134

Derivative Financial Instruments(b)
Assets
Equity Contracts	$104,457	$—	$—	$104,457
Liabilities
Equity Contracts	(103,420)	—	—	(103,420)

	$1,037	$—	$—	$1,037

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments June 30, 2021	BlackRock EuroFund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Belgium — 1.5%
KBC Group NV	33,225	$2,536,773

Denmark — 3.5%
DSV Panalpina A/S	26,169	6,108,838

Finland — 5.5%
Kone OYJ, Class B	52,419	4,278,135
Metso Outotec Oyj	198,874	2,310,812
Neste OYJ	48,404	2,969,200

		9,558,147

France — 36.5%
BNP Paribas SA	109,146	6,849,963
Dassault Systemes SE	10,812	2,624,031
Eiffage SA	17,673	1,800,112
Kering SA	6,535	5,726,079
LVMH Moet Hennessy Louis Vuitton SE	16,371	12,878,358
Pernod Ricard SA	19,775	4,395,237
Safran SA	33,692	4,675,874
Sanofi	47,916	5,034,179
Schneider Electric SE	44,747	7,054,120
Teleperformance	11,095	4,505,565
Vinci SA	33,112	3,539,601
Worldline SA(a)(b)	42,918	4,021,613

		63,104,732

Germany — 16.6%
Adidas AG	9,867	3,681,946
Allianz SE, Registered Shares	17,962	4,482,539
CTS Eventim AG & Co. KGaA(a)	40,006	2,499,036
Deutsche Boerse AG	14,935	2,606,848
Merck KGaA	20,416	3,917,343
MTU Aero Engines AG	14,342	3,556,016
Puma SE	21,169	2,526,540
Rational AG	2,755	2,495,965
Symrise AG	20,714	2,886,635

		28,652,868

Ireland — 1.4%
Kingspan Group PLC	25,059	2,368,407

Italy — 6.7%
Enel SpA	332,073	3,085,911
Ferrari NV	12,542	2,589,248
FinecoBank Banca Fineco SpA(a)	163,358	2,850,813
Moncler SpA	44,799	3,036,831

		11,562,803

Netherlands — 15.7%
ASML Holding NV	22,186	15,315,423
ASR Nederland NV	11,187	433,177

Security		Shares	Value

Netherlands (continued)
BE Semiconductor Industries NV		35,093	$2,990,547
IMCD NV		26,453	4,214,886
Prosus NV		21,289	2,085,632
QIAGEN NV(a)		43,832	2,118,772

			27,158,437

Portugal — 1.0%
EDP - Energias de Portugal SA		338,192	1,792,520

Spain — 1.2%
Amadeus IT Group SA(a)		29,126	2,053,284

Switzerland — 3.3%
Sika AG, Registered Shares		7,586	2,485,459
STMicroelectronics NV		91,096	3,312,849

			5,798,308

United Kingdom — 4.7%
Allfunds Group PLC(a)		124,899	2,173,797
Linde PLC(a)		13,474	3,895,737
RELX PLC		77,693	2,060,162

			8,129,696

Total Long-Term Investments — 97.6% (Cost: $119,466,585)			168,824,813

Short-Term Securities

Money Market Funds — 0.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(c)(d)		562,543	562,543

		Par (000)

Time Deposits — 2.2%

Europe — 2.2%
Brown Brothers Harriman & Co, (0.78%), 07/01/21	EUR	3,225	3,823,707

Total Short-Term Securities — 2.5% (Cost: $4,386,250)			4,386,250

Total Investments — 100.1% (Cost: $123,852,835)			173,211,063
Liabilities in Excess of Other Assets — (0.1)%			(157,762)

Net Assets — 100.0%			$173,053,301

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) June 30, 2021	BlackRock EuroFund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended June 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/30/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/21	Shares Held at 06/30/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$453,145	$109,398	(a)	$—	$—	$—	$562,543	562,543	$200		$—
SL Liquidity Series, LLC, Money Market Series(b)	—	214	(a)	—	(214)	—	—	—	1,480	(c)	—

					$(214)	$—	$562,543		$1,680		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Belgium	$—	$2,536,773	$—	$2,536,773
Denmark	—	6,108,838	—	6,108,838
Finland	—	9,558,147	—	9,558,147
France	—	63,104,732	—	63,104,732
Germany	—	28,652,868	—	28,652,868
Ireland	—	2,368,407	—	2,368,407
Italy	—	11,562,803	—	11,562,803
Netherlands	—	27,158,437	—	27,158,437
Portugal	1,792,520	—	—	1,792,520
Spain	—	2,053,284	—	2,053,284
Switzerland	—	5,798,308	—	5,798,308
United Kingdom	2,173,797	5,955,899	—	8,129,696
Short-Term Securities
Money Market Funds	562,543	—	—	562,543
Time Deposits	—	3,823,707	—	3,823,707

	$4,528,860	$168,682,203	$—	$173,211,063

See notes to financial statements.

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

June 30, 2021

	BlackRock Advantage Global Fund, Inc.	BlackRock EuroFund

ASSETS
Investments, at value — unaffiliated(a)(b)	$476,802,249	$172,648,520
Investments, at value — affiliated(c)	16,310,885	562,543
Cash pledged for futures contracts	816,000	—
Foreign currency, at value(d)	121,360	—
Receivables:
Investments sold	6,181,483	—
Securities lending income — affiliated	177	—
Capital shares sold	111,188	228,014
Dividends — unaffiliated	638,754	313,924
Dividends — affiliated	120	21
Variation margin on futures contracts	13,530	—
Prepaid expenses	28,614	32,708

Total assets	501,024,360	173,785,730

LIABILITIES
Foreign bank overdraft(e)	—	7,053
Collateral on securities loaned, at value	1,207,140	—
Payables:
Investments purchased	6,689,411	—
Accounting services fees	320,363	42,395
Capital shares redeemed	458,972	452,356
Deferred foreign capital gain tax	137,482	—
Investment advisory fees	107,924	85,436
Directors’ and Officer’s fees	1,875	1,756
Other accrued expenses	114,624	52,010
Other affiliates	1,940	486
Professional fees	43,423	70,682
Service and distribution fees	73,775	20,255
Variation margin on futures contracts	43,370	—

Total liabilities	9,200,299	732,429

NET ASSETS	$491,824,061	$173,053,301

NET ASSETS CONSIST OF
Paid-in capital	$355,048,357	$152,149,840
Accumulated earnings	136,775,704	20,903,461

NET ASSETS	$491,824,061	$173,053,301

(a) Investments, at cost — unaffiliated	$395,385,780	$123,290,292

(b) Securities loaned, at value	$1,173,321	$—

(c) Investments, at cost — affiliated	$16,310,878	$562,543

(d) Foreign currency, at cost	$122,334	$—

(e) Foreign bank overdraft, at cost	$—	$7,053

F I N A N C I A L S T A T E M E N T S	25

Statements of Assets and Liabilities  (continued)

June 30, 2021

	BlackRock Advantage Global Fund, Inc.	BlackRock EuroFund

NET ASSET VALUE

Institutional
Net assets	$95,405,408	$81,809,451

Shares outstanding	3,338,925	4,021,625

Net asset value	$28.57	$20.34

Shares authorized	100 million	Unlimited

Par value	$0.10	$0.10

Investor A
Net assets	$327,700,502	$87,461,711

Shares outstanding	12,128,376	4,388,240

Net asset value	$27.02	$19.93

Shares authorized	100 million	Unlimited

Par value	$0.10	$0.10

Investor C
Net assets	$7,921,995	$2,451,197

Shares outstanding	359,176	179,780

Net asset value	$22.06	$13.63

Shares authorized	100 million	Unlimited

Par value	$0.10	$0.10

Class K
Net assets	$56,800,077	$859,792

Shares outstanding	1,987,482	42,359

Net asset value	$28.58	$20.30

Shares authorized	2 billion	Unlimited

Par value	$0.10	$0.10

Class R
Net assets	$3,996,079	$471,150

Shares outstanding	164,856	31,861

Net asset value	$24.24	$14.79

Shares authorized	100 million	Unlimited

Par value	$0.10	$0.10

See notes to financial statements.

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended June 30, 2021

	BlackRock Advantage Global Fund, Inc.	BlackRock EuroFund

INVESTMENT INCOME
Dividends — unaffiliated	$6,915,572	$1,819,056
Dividends — affiliated	3,184	200
Securities lending income — affiliated — net	18,893	1,480
Non-cash dividends — unaffiliated	424,012	—
Foreign withholding tax claims	117,363	—
Foreign taxes withheld	(392,322)	(266,070)

Total investment income	7,086,702	1,554,666

EXPENSES
Investment advisory	3,607,390	894,092
Service and distribution — class specific	897,881	222,334
Transfer agent — class specific	691,642	161,157
Custodian	580,881	49,207
Professional	142,565	106,175
Registration	84,534	80,869
Accounting services	76,197	29,990
Printing and postage	31,957	23,462
Directors and Officer	8,953	8,733
Miscellaneous	50,479	25,406

Total expenses	6,172,479	1,601,425
Less:
Fees waived and/or reimbursed by the Manager	(1,780,341)	(71,802)
Transfer agent fees waived and/or reimbursed — class specific	(490,913)	—

Total expenses after fees waived and/or reimbursed	3,901,225	1,529,623

Net investment income	3,185,477	25,043

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	77,671,660	7,266,365
Investments — affiliated	(349)	(214)
Foreign currency transactions	(52,657)	(72,973)
Futures contracts	4,269,550	—

	81,888,204	7,193,178

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(a)	47,975,073	32,939,190
Investments — affiliated	(33)	—
Foreign currency translations	(1,052)	6,580
Futures contracts	(175,407)	—

	47,798,581	32,945,770

Net realized and unrealized gain	129,686,785	40,138,948

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$132,872,262	$40,163,991

(a) Net of increase in deferred foreign capital gain tax of	$(137,482)	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Statements of Changes in Net Assets

	BlackRock Advantage Global Fund, Inc.		BlackRock EuroFund
	Year Ended June 30,		Year Ended June 30,
	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,185,477	$4,742,953	$25,043	$3,723
Net realized gain (loss)	81,888,204	(4,969,069)	7,193,178	(1,930,248)
Net change in unrealized appreciation (depreciation)	47,798,581	1,768,991	32,945,770	530,767

Net increase (decrease) in net assets resulting from operations	132,872,262	1,542,875	40,163,991	(1,395,758)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(3,176,488)	(1,613,181)	—	(145,120)
Investor A	(11,106,083)	(4,905,774)	—	(91,353)
Investor C	(373,623)	(635,057)	—	—
Class K	(566,796)	(147,736)	—	(3,865)
Class R	(162,627)	(132,081)	—	—

Decrease in net assets resulting from distributions to shareholders	(15,385,617)	(7,433,829)	—	(240,338)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	4,363,008	(74,802,101)	36,478,327	(18,800,724)

NET ASSETS
Total increase (decrease) in net assets	121,849,653	(80,693,055)	76,642,318	(20,436,820)
Beginning of year	369,974,408	450,667,463	96,410,983	116,847,803

End of year	$491,824,061	$369,974,408	$173,053,301	$96,410,983

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc.

	Institutional

	Year Ended June 30,

	2021	2020	2019	2018	2017

Net asset value, beginning of year	$21.48	$21.66	$21.63	$25.83	$21.85

Net investment income(a)	0.24	0.31	0.36	0.29	0.11
Net realized and unrealized gain (loss)	7.82	(0.06)	0.43	2.82	4.15

Net increase from investment operations	8.06	0.25	0.79	3.11	4.26

Distributions(b)
From net investment income	(0.35)	(0.43)	(0.32)	(0.37)	(0.28)
From net realized gain	(0.62)	—	(0.44)	(6.94)	—

Total distributions	(0.97)	(0.43)	(0.76)	(7.31)	(0.28)

Net asset value, end of year	$28.57	$21.48	$21.66	$21.63	$25.83

Total Return(c)
Based on net asset value	38.23%	1.08%	4.03%	12.43%	19.60%

Ratios to Average Net Assets
Total expenses	1.19%	1.15%	1.14%	1.16%	1.17%

Total expenses after fees waived and/or reimbursed	0.71%	0.71%	0.72%	0.88%	1.13%

Net investment income	0.96%	1.46%	1.72%	1.20%	0.47%

Supplemental Data
Net assets, end of year (000)	$95,405	$75,805	$87,759	$114,870	$258,047

Portfolio turnover rate	311%	182%	137%	189%	59%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc. (continued)

	Investor A

	Year Ended June 30,

	2021	2020	2019	2018	2017

Net asset value, beginning of year	$20.36	$20.55	$20.56	$24.85	$21.00

Net investment income(a)	0.17	0.24	0.30	0.25	0.01
Net realized and unrealized gain (loss)	7.41	(0.05)	0.40	2.67	3.99

Net increase from investment operations	7.58	0.19	0.70	2.92	4.00

Distributions(b)
From net investment income	(0.30)	(0.38)	(0.27)	(0.27)	(0.15)
From net realized gain	(0.62)	—	(0.44)	(6.94)	—

Total distributions	(0.92)	(0.38)	(0.71)	(7.21)	(0.15)

Net asset value, end of year	$27.02	$20.36	$20.55	$20.56	$24.85

Total Return(c)

Based on net asset value	37.91%	0.84%	3.77%	12.10%	19.10%

Ratios to Average Net Assets
Total expenses	1.51%	1.46%	1.46%	1.53%	1.54%

Total expenses after fees waived and/or reimbursed	0.96%	0.96%	0.97%	1.16%	1.50%

Net investment income	0.71%	1.21%	1.48%	1.06%	0.06%

Supplemental Data
Net assets, end of year (000)	$327,701	$242,123	$289,752	$324,978	$395,690

Portfolio turnover rate	311%	182%	137%	189%	59%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc. (continued)

	Investor C

	Year Ended June 30,

	2021	2020	2019	2018	2017

Net asset value, beginning of year	$16.58	$16.79	$16.87	$21.45	$18.15

Net investment income (loss)(a)	(0.01)	0.08	0.11	0.04	(0.16)
Net realized and unrealized gain (loss)	6.04	(0.05)	0.34	2.31	3.46

Net increase from investment operations	6.03	0.03	0.45	2.35	3.30

Distributions(b)
From net investment income	—	(0.24)	(0.09)	—	—
From net realized gain	(0.55)	—	(0.44)	(6.93)	—

Total distributions	(0.55)	(0.24)	(0.53)	(6.93)	—

Net asset value, end of year	$22.06	$16.58	$16.79	$16.87	$21.45

Total Return(c)

Based on net asset value	36.88%	0.11%	2.99%	11.23%	18.18%

Ratios to Average Net Assets
Total expenses	2.42%	2.32%	2.28%	2.34%	2.32%

Total expenses after fees waived and/or reimbursed	1.71%	1.71%	1.72%	1.95%	2.29%

Net investment income (loss)	(0.06)%	0.46%	0.65%	0.23%	(0.81)%

Supplemental Data
Net assets, end of year (000)	$7,922	$35,626	$52,125	$90,299	$135,507

Portfolio turnover rate	311%	182%	137%	189%	59%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc. (continued)

	Class K

	Year Ended June 30,			Period from 01/25/18(a) to 06/30/18
	2021	2020	2019

Net asset value, beginning of period	$21.48	$21.66	$21.63	$23.12

Net investment income(b)	0.27	0.32	0.41	0.29
Net realized and unrealized gain (loss)	7.81	(0.06)	0.39	(1.78)

Net increase (decrease) from investment operations	8.08	0.26	0.80	(1.49)

Distributions(c)
From net investment income	(0.36)	(0.44)	(0.33)	—
From net realized gain	(0.62)	—	(0.44)	—

Total distributions	(0.98)	(0.44)	(0.77)	—

Net asset value, end of period	$28.58	$21.48	$21.66	$21.63

Total Return(d)
Based on net asset value	38.34%	1.13%	4.09%	(6.44	)%(e)

Ratios to Average Net Assets
Total expenses	1.13%	1.09%	1.03%	1.07	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.66%	0.66%	0.66%	0.66	%(f)

Net investment income	1.04%	1.53%	1.98%	3.09	%(f)

Supplemental Data
Net assets, end of period (000)	$56,800	$12,108	$10,625	$4,616

Portfolio turnover rate	311%	182%	137%	189%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.07%.

See notes to financial statements.

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc. (continued)

	Class R

	Year Ended June 30,

	2021	2020	2019	2018	2017

Net asset value, beginning of year	$18.33	$18.52	$18.60	$23.07	$19.48

Net investment income (loss)(a)	0.10	0.18	0.21	0.17	(0.07)
Net realized and unrealized gain (loss)	6.65	(0.06)	0.37	2.47	3.70

Net increase from investment operations	6.75	0.12	0.58	2.64	3.63

Distributions(b)
From net investment income	(0.22)	(0.31)	(0.22)	(0.17)	(0.04)
From net realized gain	(0.62)	—	(0.44)	(6.94)	—

Total distributions	(0.84)	(0.31)	(0.66)	(7.11)	(0.04)

Net asset value, end of year	$24.24	$18.33	$18.52	$18.60	$23.07

Total Return(c)
Based on net asset value	37.52%	0.58%	3.52%	11.79%	18.67%

Ratios to Average Net Assets
Total expenses	1.79%	1.77%	1.79%	1.87%	1.92%

Total expenses after fees waived and/or reimbursed	1.21%	1.21%	1.22%	1.43%	1.88%

Net investment income (loss)	0.45%	0.98%	1.18%	0.80%	(0.33)%

Supplemental Data
Net assets, end of year (000)	$3,996	$4,313	$10,407	$16,716	$19,642

Portfolio turnover rate	311%	182%	137%	189%	59%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund

	Institutional

	Year Ended June 30,

	2021	2020	2019	2018	2017

Net asset value, beginning of year	$14.31	$14.40	$15.06	$14.78	$13.25

Net investment income(a)	0.03	0.02	0.13	0.13	0.16	(b)
Net realized and unrealized gain (loss)	6.00	(0.04)	(0.45)	0.33	1.67

Net increase (decrease) from investment operations	6.03	(0.02)	(0.32)	0.46	1.83

Distributions from net investment income(c)	—	(0.07)	(0.34)	(0.18)	(0.30)

Net asset value, end of year	$20.34	$14.31	$14.40	$15.06	$14.78

Total Return(d)
Based on net asset value	42.14%	(0.17)%	(1.77)%	3.12%	14.14%

Ratios to Average Net Assets
Total expenses	1.18%	1.24%	1.23%	1.11%	1.10%

Total expenses after fees waived and/or reimbursed	1.12%	1.18%	1.17%	1.08%	1.10%

Net investment income	0.19%	0.14%	0.92%	0.87%	1.19	%(b)

Supplemental Data
Net assets, end of year (000)	$81,809	$26,476	$33,178	$43,686	$146,685

Portfolio turnover rate	26%	39%	153%	98%	93%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.10%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund (continued)

	Investor A

	Year Ended June 30,

	2021	2020		2019	2018	2017

Net asset value, beginning of year	$14.05	$14.11		$14.78	$14.49	$12.98

Net investment income (loss)(a)	(0.01)	(0.00	)(b)	0.08	0.18	0.13	(c)
Net realized and unrealized gain (loss)	5.89	(0.04)		(0.44)	0.26	1.64

Net increase (decrease) from investment operations	5.88	(0.04)		(0.36)	0.44	1.77

Distributions from net investment income(d)	—	(0.02)		(0.31)	(0.15)	(0.26)

Net asset value, end of year	$19.93	$14.05		$14.11	$14.78	$14.49

Total Return(e)
Based on net asset value	41.85%	(0.30)%		(2.08)%	3.02%	13.92%

Ratios to Average Net Assets
Total expenses	1.39%	1.40%		1.45%	1.31%	1.32%

Total expenses after fees waived and/or reimbursed	1.33%	1.34%		1.39%	1.28%	1.32%

Net investment income (loss)	(0.03)%	(0.01)%		0.56%	1.19%	0.97	%(c)

Supplemental Data
Net assets, end of year (000)	$87,462	$65,887		$78,418	$149,540	$165,427

Portfolio turnover rate	26%	39%		153%	98%	93%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.10%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	35

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund (continued)

	Investor C

	Year Ended June 30,

	2021	2020	2019	2018	2017

Net asset value, beginning of year	$9.68	$9.79	$10.36	$10.16	$9.17

Net investment income (loss)(a)	(0.10)	(0.08)	(0.02)	0.05	0.01	(b)
Net realized and unrealized gain (loss)	4.05	(0.03)	(0.31)	0.18	1.15

Net increase (decrease) from investment operations	3.95	(0.11)	(0.33)	0.23	1.16

Distributions from net investment income(c)	—	—	(0.24)	(0.03)	(0.17)

Net asset value, end of year	$13.63	$9.68	$9.79	$10.36	$10.16

Total Return(d)
Based on net asset value	40.81%	(1.12)%	(2.82)%	2.27%	12.94%

Ratios to Average Net Assets
Total expenses	2.17%	2.19%	2.20%	2.08%	2.13%

Total expenses after fees waived and/or reimbursed	2.11%	2.13%	2.14%	2.04%	2.13%

Net investment income (loss)	(0.86)%	(0.85)%	(0.17)%	0.43%	0.14	%(b)

Supplemental Data
Net assets, end of year (000)	$2,451	$3,088	$4,179	$7,533	$8,038

Portfolio turnover rate	26%	39%	153%	98%	93%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.10%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See notes to financial statements.

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund (continued)

	Class K

	Year Ended June 30,			Period from 01/25/18(a) to 06/30/18
	2021	2020	2019

Net asset value, beginning of period	$14.26	$14.34	$15.08	$16.57

Net investment income(b)	0.06	0.03	0.14	0.26
Net realized and unrealized gain (loss)	5.98	(0.02)	(0.46)	(1.75)

Net increase (decrease) from investment operations	6.04	0.01	(0.32)	(1.49)

Distributions from net investment income(c)	—	(0.09)	(0.42)	—

Net asset value, end of period	$20.30	$14.26	$14.34	$15.08

Total Return(d)
Based on net asset value	42.36%	0.03%	(1.70)%	(8.99	)%(e)

Ratios to Average Net Assets
Total expenses	1.04%	1.06%	1.11%	0.98	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.98%	1.00%	1.05%	0.95	%(g)

Net investment income	0.34%	0.18%	1.00%	3.86	%(g)

Supplemental Data
Net assets, end of period (000)	$860	$601	$710	$1,005

Portfolio turnover rate	26%	39%	153%	98%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.99%.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	37

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund (continued)

	Class R

	Year Ended June 30,

	2021	2020	2019	2018	2017

Net asset value, beginning of year	$10.46	$10.54	$11.14	$10.96	$9.89

Net investment income (loss)(a)	(0.04)	(0.04)	(0.01)	0.09	0.05	(b)
Net realized and unrealized gain (loss)	4.37	(0.04)	(0.33)	0.18	1.24

Net increase (decrease) from investment operations	4.33	(0.08)	(0.34)	0.27	1.29

Distributions from net investment income(c)	—	—	(0.26)	(0.09)	(0.22)

Net asset value, end of year	$14.79	$10.46	$10.54	$11.14	$10.96

Total Return(d)
Based on net asset value	41.40%	(0.76)%	(2.66)%	2.46%	13.42%

Ratios to Average Net Assets
Total expenses	1.73%	1.87%	2.07%	1.81%	1.83%

Total expenses after fees waived and/or reimbursed	1.67%	1.81%	2.01%	1.77%	1.83%

Net investment income (loss)	(0.32)%	(0.42)%	(0.07)%	0.76%	0.54	%(b)

Supplemental Data
Net assets, end of year (000)	$471	$359	$363	$786	$1,017

Portfolio turnover rate	26%	39%	153%	98%	93%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.10%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Advantage Global Fund, Inc., (the “Corporation”) and BlackRock EuroFund (the “Trust”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. BlackRock Advantage Global Fund, Inc. is organized as a Maryland corporation. BlackRock EuroFund is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Advantage Global Fund, Inc.	Advantage Global	Diversified
BlackRock EuroFund	EuroFund	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Trustees of the Trust and the Board of Directors of the Corporation are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors.”

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of June 30, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements  (continued)

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

40	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

	(ii)	recapitalizations and other transactions across the capital structure; and

	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

	(ii)	quoted prices for similar investments or assets in active markets; and

	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

	(iii)	relevant news and other public sources; and

	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used, as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2021, certain investments of Advantage Global were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements  (continued)

of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount

Advantage Global
Citigroup Global Markets, Inc.	$797,901	$(797,901)	$—
National Financial Services LLC	375,420	(375,420)	—

	$1,173,321	$(1,173,321)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

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Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees

Average Daily Net Assets	Advantage Global	EuroFund

First $1 billion	0.85%	0.75%
$1 billion — $3 billion	0.80	0.71
$3 billion — $5 billion	0.77	0.68
$5 billion — $10 billion	0.74	0.65
Greater than $10 billion	0.72	0.64

With respect to EuroFund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by EuroFund to the Manager.

For the year ended June 30, 2021, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Fund Name	Amounts Reimbursed

Advantage Global	$ 4,031
EuroFund	1,056

Service and Distribution Fees: The Funds entered into a Distribution Agreement and Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended June 30, 2021, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Class R	Total

Advantage Global	$744,245	$133,170	$20,466	$ 897,881
EuroFund	193,831	26,532	1,971	222,334

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended June 30, 2021, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended June 30, 2021, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Advantage Global	$670	$9,372	$2,167	$36	$149	$ 12,394
EuroFund	2,343	4,696	390	18	24	7,471

For the year ended June 30, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Advantage Global	$96,546	$535,628	$47,218	$3,475	$8,775	$ 691,642
EuroFund	62,312	94,061	3,818	155	811	161,157

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements  (continued)

Other Fees: For the year ended June 30, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A

Advantage Global	$ 1,791
EuroFund	924

For the year ended June 30, 2021, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C

Advantage Global	$1	$ 250
EuroFund	—	100

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through October 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to October 28, 2020, this waiver was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended June 30, 2021, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

Advantage Global	$ 5,487
EuroFund	274

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through October 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended June 30, 2021, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

With respect to EuroFund, the Manager voluntarily agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.06% of the Fund’s average daily net assets. The voluntary waiver may be reduced or discontinued at any time. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. During the year ended June 30, 2021, the Manager waived $71,528 pursuant to this agreement.

With respect to Advantage Global, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R

Advantage Global	0.71%	0.96%	1.71%	0.66%	1.21%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through October 31, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of Advantage Global. For the year ended June 30, 2021, the Manager waived and/or reimbursed $1,774,854 which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations. For the year ended June 30, 2021, class specific expense waivers and/or reimbursements are as follows:

	Transfer Agent Fees Waived and/or Reimbursed - Class Specific

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Advantage Global	$53,373	$386,779	$40,559	$3,474	$6,728	$ 490,913

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

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Notes to Financial Statements  (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended June 30, 2021, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts

Advantage Global	$ 3,792
EuroFund	182

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. EuroFund is currently permitted to borrow under the Interfund Lending Program. Advantage Global is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended June 30, 2021, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended June 30, 2021, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)

Advantage Global	$839,736	$ —	$ —

7.	PURCHASES AND SALES

For the year ended June 30, 2021, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales

Advantage Global	$1,270,893,650	$ 1,277,541,807
EuroFund	64,104,645	30,675,842

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to certain deemed distributions and net operating losses were reclassified to the following accounts:

Fund Name	Paid-in Capital	Accumulated Earnings (Loss)

Advantage Global	$1,631,538	$(1,631,538)
EuroFund	(9,374)	9,374

The tax character of distributions paid was as follows:

Fund Name	Year Ended 06/30/21	Year Ended 06/30/20

Advantage Global
Ordinary income(a)	$13,160,353	$7,433,829
Long-term capital gains(a)(b)	3,856,802	—

	$17,017,155	$7,433,829

EuroFund
Ordinary income	$—	$240,338

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.
(b)	The Funds designate these amounts paid during the fiscal year ended June 30, 2021 as capital gain dividends, subject to a long-term capital gains tax rate of not greater than 20%.

As of period end, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Loss(c)	Total

Advantage Global	$44,900,777	$15,204,746	$—	$76,670,181	$—	$136,775,704
EuroFund	—	—	(27,181,381)	48,158,184	(73,342)	20,903,461

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts and the timing and recognitiion of partnership income.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

During the year ended June 30, 2021, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

Fund Name	Amounts
Advantage Global	$8,971,734
EuroFund	6,949,018

As of June 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Advantage Global	$416,310,445	$82,187,345	$(5,390,613)	$76,796,732
EuroFund	125,058,029	48,532,470	(379,436)	48,153,034

9.	BANK BORROWINGS

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended June 30, 2021, the Funds did not borrow under the credit agreement.

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Notes to Financial Statements  (continued)

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements  (continued)

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 06/30/21		Year Ended 06/30/20

Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Advantage Global
Institutional
Shares sold	353,005	$8,961,654	530,504	$11,111,823
Shares issued in reinvestment of distributions	122,734	3,013,121	68,864	1,530,165
Shares redeemed	(666,077)	(16,543,928)	(1,121,872)	(23,282,546)

	(190,338)	$(4,569,153)	(522,504)	$(10,640,558)

Investor A
Shares sold and automatic conversion of shares	1,602,254	$35,969,989	717,729	$14,211,703
Shares issued in reinvestment of distributions	434,436	10,100,634	211,298	4,456,265
Shares redeemed	(1,800,248)	(42,539,915)	(3,135,330)	(63,175,516)

	236,442	$3,530,708	(2,206,303)	$(44,507,548)

Investor C
Shares sold	20,365	$401,104	37,181	$617,024
Shares issued in reinvestment of distributions	19,276	367,401	33,866	584,186
Shares redeemed and automatic conversion of shares	(1,829,663)	(33,139,792)	(1,025,892)	(16,796,727)

	(1,790,022)	$(32,371,287)	(954,845)	$(15,595,517)

Class K
Shares sold	1,547,022	$42,438,784	348,263	$7,664,452
Shares issued in reinvestment of distributions	23,087	566,795	6,480	143,926
Shares redeemed	(146,256)	(3,754,533)	(281,599)	(6,028,708)

	1,423,853	$39,251,046	73,144	$1,779,670

Class R
Shares sold	35,430	$758,871	62,857	$1,132,067
Shares issued in reinvestment of distributions	7,784	162,607	6,948	132,081
Shares redeemed	(113,713)	(2,399,784)	(396,509)	(7,102,296)

	(70,499)	$(1,478,306)	(326,704)	$(5,838,148)

	(390,564)	$4,363,008	(3,937,212)	$(74,802,101)

	Year Ended 06/30/21		Year Ended 06/30/20

Fund Name / Share Class	Shares	Amounts	Shares	Amounts
EuroFund
Institutional
Shares sold	2,405,942	$47,228,958	130,041	$1,920,769
Shares issued in reinvestment of distributions	—	—	7,943	116,042
Shares redeemed	(234,616)	(4,179,416)	(591,983)	(7,983,636)

	2,171,326	$43,049,542	(453,999)	$(5,946,825)

48	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 06/30/21		Year Ended 06/30/20
Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts
EuroFund (continued)
Investor A
Shares sold and automatic conversion of shares	266,022	$4,557,168	96,451	$1,318,690
Shares issued in reinvestment of distributions	—	—	5,312	76,225
Shares redeemed	(568,313)	(9,533,418)	(969,030)	(13,198,357)

	(302,291)	$(4,976,250)	(867,267)	$(11,803,442)

Investor C
Shares sold	22,480	$275,997	9,055	$81,692
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed and automatic conversion of shares	(161,601)	(1,858,944)	(116,883)	(1,025,607)

	(139,121)	$(1,582,947)	(107,828)	$(943,915)

Class K
Shares sold	8,761	$160,552	8,499	$115,317
Shares issued in reinvestment of distributions	—	—	195	2,829
Shares redeemed	(8,545)	(149,452)	(16,051)	(225,372)

	216	$11,100	(7,357)	$(107,226)

Class R
Shares sold	4,460	$56,788	10,440	$105,794
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(6,936)	(79,906)	(10,554)	(105,110)

	(2,476)	$(23,118)	(114)	$684

	1,727,654	$36,478,327	(1,436,565)	$(18,800,724)

As of June 30, 2021, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 12,070 Class K Shares of EuroFund.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors/Trustees of BlackRock Advantage Global Fund, Inc. and BlackRock EuroFund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Advantage Global Fund, Inc. and BlackRock EuroFund (the “Funds”), including the schedules of investments, as of June 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

August 20, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended June 30, 2021:

Fund Name	Qualified Dividend Income

Advantage Global	$5,759,438

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended June 30, 2021:

Fund Name	Qualified Business Income

Advantage Global	$83,789

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended June 30, 2021 that qualified for the dividends-received deduction were as follows:

Fund Name	Dividends-Received Deduction

Advantage Global	24.25%

For the fiscal year ended June 30, 2021, the Fund hereby designates the following maximum amounts allowable as qualified short-term capital gain dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Fund Name	Qualified Short-Term Capital Gain Dividends

Advantage Global	$6,966,116

I M P O R T A N T T A X I N F O R M A T I O N	51

Disclosure of Investment Advisory Agreements and Sub-Advisory  Agreement

The Board of Trustees of BlackRock EuroFund (“EuroFund”) met on April 7, 2021 and May 10-12, 2021 to consider the approval to continue the investment advisory agreement (the “EuroFund Advisory Agreement”) between EuroFund and BlackRock Advisors, LLC (the “Manager”), its investment advisor. The Board of Trustees of EuroFund also considered the approval of the sub-advisory agreement (the “EuroFund Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to EuroFund.

The Board of Directors of BlackRock Advantage Global Fund, Inc. (“Advantage Global Fund”) met on April 7, 2021 and May 10-12, 2021 to consider the approval to continue the investment advisory agreement (the “Advantage Global Fund Advisory Agreement”) between Advantage Global Fund and the Manager, its investment advisor.

EuroFund and Advantage Global Fund are referred to herein individually as a “Fund” or collectively as the “Funds.” The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The EuroFund Advisory Agreement, the EuroFund Sub-Advisory Agreement and the Advantage Global Fund Advisory Agreement are referred to herein individually as an “Agreement” or collectively as the “Agreements.” For simplicity: (a) the Board of Trustees of EuroFund and the Board of Directors of Advantage Global Fund are referred to herein individually as the “Board” and collectively as the “Boards” and the members are referred to as “Board Members”; and (b) the meetings held on April 7, 2021 are referred to as the “April Meeting” and the meetings held on May 10-12, 2021 are referred to as the “May Meeting.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), each Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members whom are not “interested persons” of the pertinent Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). Each Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. Each Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of each Board similarly met throughout the year. Each Board also had a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, each Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, each Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, each Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, each Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated

52	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement  (continued)

profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of the portfolio holdings of the pertinent Fund. Each Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The members of each Board gave attention to all of the information that was furnished, and each Board Member placed varying degrees of importance on the various pieces of information that were provided to them. Each Board evaluated the information available to it on a fund by fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to each Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, each Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Funds and BlackRock

Each Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, each Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2020, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, each Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. Each Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Boards focused particular attention on funds with less favorable performance records. Each Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Each Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board of EuroFund noted that for the one-, three- and five-year periods reported, EuroFund ranked in the first, first and third quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable period.

The Board of Advantage Global Fund noted that for each of the one-, three- and five-year periods reported, Advantage Global Fund ranked in the second quartile against its Performance Peers.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T	53

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement  (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds

Each Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. Each Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2020 compared to available aggregate estimated profitability data provided for the prior two years. Each Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. Each Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board of EuroFund noted that EuroFund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Fund’s Expense Peers. In addition, the Board noted that BlackRock has voluntarily agreed to waive a portion of the advisory fee payable by the Fund. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver.

The Board of Advantage Global Fund noted that Advantage Global Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. In addition, the Board noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

Each Board also noted that the pertinent Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the pertinent Fund increases above certain contractually specified levels. Each Board noted that if the size of the pertinent Fund were to decrease, the Fund could lose the benefit of one or more breakpoints.

D. Economies of Scale

Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, each Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. Each Board also considered the extent to which the Funds benefit from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. Each Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement  (continued)

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of EuroFund, including the Independent Board Members, unanimously approved the continuation of the EuroFund Advisory Agreement between the Manager and EuroFund for a one-year term ending June 30, 2022, and the EuroFund Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to EuroFund for a one-year term ending June 30, 2022.

The Board of Advantage Global Fund, including the Independent Board Members, unanimously approved the continuation of the Advantage Global Fund Advisory Agreement between the Manager and Advantage Global Fund for a one-year term ending June 30, 2022.

Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T	55

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board and Director (Since 2019)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	30 RICs consisting of 153 Portfolios	None

Bruce R. Bond 1946	Director (Since 2007)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	30 RICs consisting of 153 Portfolios	None

Susan J. Carter 1956	Director (Since 2019)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020.	30 RICs consisting of 153 Portfolios	None

Collette Chilton 1958	Director (Since 2019)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	30 RICs consisting of 153 Portfolios	None

Neil A. Cotty 1954	Director (Since 2019)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	30 RICs consisting of 153 Portfolios	None

Lena G. Goldberg 1949	Director (Since 2016)	Director, Charles Stark Draper Laboratory, Inc. since 2013; Senior Lecturer, Harvard Business School, from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	30 RICs consisting of 153 Portfolios	None

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Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	30 RICs consisting of 153 Portfolios

Hertz Global Holdings (car rental); Sealed Air Corp. (packaging); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 to 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020.

Cynthia A. Montgomery 1952	Director (Since 2019)	Professor, Harvard Business School since 1989.	30 RICs consisting of 153 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Director (Since 2015)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	30 RICs consisting of 153 Portfolios	None

Joseph P. Platt 1947	Director (Since 2019)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	30 RICs consisting of 153 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Director (Since 2019)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	30 RICs consisting of 153 Portfolios	None

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	57

Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Claire A. Walton 1957	Director (Since 2019)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	30 RICs consisting of 153 Portfolios	None

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Director (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	103 RICs consisting of 252 Portfolios	None

John M. Perlowski(e) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 254 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Funds’ by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

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Director and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Funds serve at the pleasure of the Board.

Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	59

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

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Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Sub-Adviser	Independent Registered Public Accounting Firm
BlackRock International Limited(a)	Deloitte & Touche LLP
Edinburgh, EH3 8BL	Boston, MA 02116
United Kingdom
Legal Counsel
Accounting Agent	Sidley Austin LLP
State Street Bank and Trust Company	New York, NY 10019
Boston, MA 02111
Address of the Funds
Custodian	100 Bellevue Parkway
Brown Brothers Harriman & Co.	Wilmington, DE 19809
Boston, MA 02109

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

(a)	For BlackRock EuroFund.

A D D I T I O N A L I N F O R M A T I O N	61

Glossary of Terms Used in this Report

Currency Abbreviation

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

SGD	Singapore Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

DIP	Debtor-In-Possession

GDR	Global Depositary Receipt

MSCI	Morgan Stanley Capital International

NVDR	Non-Voting Depositary Receipt

PCL	Public Company Limited

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

SCA	Societe en Commandite par Actions

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EGSC-06/21-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock EuroFund	$34,643	$35,700	$0	$0	$13,700	$15,800	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,032,000	$1,984,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,032,000 and $1,984,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

        The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

        Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock EuroFund	$13,700	$15,800

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,032,000	$1,984,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock EuroFund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock EuroFund

Date: September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock EuroFund

Date: September 2, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock EuroFund

Date: September 2, 2021